UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2023

Prevention Insurance.com
(Exact name of registrant as specified in its charter)

Nevada	000-32389	88-0126444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

L7, 552 Lonsdale St, Melbourne, Victoria, Australia	3200
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +61 8 8981 4037

________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report (the “Report”) contains forward-looking statements, including, without limitation, in the sections captioned “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and elsewhere. Any and all statements contained in this Report that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future,” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements. However, not all forward-looking statements may contain one or more of these identifying terms. Forward-looking statements in this Report may include, without limitation, statements regarding (i) the plans and objectives of management for future operations, (ii) a projection of income (including income/loss), earnings (including earnings/loss) per share, capital expenditures, dividends, capital structure or other financial items, (iii) our future financial performance, including any such statement contained in a discussion and analysis of financial condition by management or in the results of operations included pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”), and (iv) the assumptions underlying or relating to any statement described in points (i), (ii) or (iii) above.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Factors that may influence or contribute to the accuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation:

☐	Market acceptance of our products and services;

☐	Competition from existing products or new products that may emerge;

☐	The implementation of our business model and strategic plans for our business and our products;

☐	Estimates of our future revenue, expenses, capital requirements and our need for financing;

☐	Our financial performance;

☐	Current and future government regulations regarding the sports betting industry;

☐	Developments relating to our competitors; and

☐	Other risks and uncertainties, including those listed under the section title “Risk Factors.”

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them and to the risk factors. We disclaim any obligation to update the forward-looking statements contained in this Report to reflect any new information or future events or circumstances or otherwise, except as required by law.

Readers should read this Report in conjunction with the discussion under the caption “Risk Factors,” our financial statements and the related notes thereto in this Report, and other documents which we may file from time to time with the SEC.

2

USE OF DEFINED TERMS

Except where the context otherwise requires and for the purposes of this report only:

●	“we”, “us”, “our company”, “our” and “Company” refer to the combined business of Prevention Insurance.com and its consolidated subsidiaries, post share exchange;

●	“AiS” or “Subsidiary” refers to Apple iSports, Inc., a Delaware corporation and its subsidiary AiS Australia;

●	“AiS Australia” refers to Apple iSports Australia Pty Ltd., an Australian company;
●	“SEC” refers to the United States Securities and Exchange Commission;

●	“AUD” refers to the Australian dollar;

●	“U.S. dollars”, “USD,” “dollars” and “$” refer to the United States dollar;

●	“Securities Act” refers to the United States Securities Act of 1933, as amended; and

●	“Exchange Act” refers to the United States Securities Exchange Act of 1934, as amended.

Solely for the convenience of the reader, this report contains conversions of certain AUD amounts into U.S. dollars at specified rates. See “Risk Factors—Risks Related to Our Business— Fluctuations in exchange rates could adversely affect our business and the value of our securities.”

BACKGROUND

Effective March 23, 2023 (the “Closing Date”), we closed a share exchange pursuant to a Stock Exchange Agreement (the “Stock Exchange Agreement”), with AiS and the shareholders of AiS. Pursuant to the Stock Exchange Agreement, we issued to the AiS shareholders 195,062,000 shares of our common stock, par value $0.001 per share in exchange for all of the issued and outstanding capital stock of AiS. In addition, 31,000 AiS stock purchase warrants held by two AiS shareholders were cancelled and re-issued as Company stock purchase warrants.  As a result of the stock exchange, Mr. Marino Sussich, currently the Company’s sole officer and director and largest shareholder (through an affiliate entity), remains a director and controlling shareholder (through affiliate entities) of the Company, owning a total of 131,170,000  shares of common stock (or approximately 65% of the total issued and outstanding shares). Mr. Sussich resigned as the sole officer on the Closing Date. The stock exchange was accounted for under the business combination under common control of accounting. As a result of the stock exchange, we ceased to be a “shell company.”

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 1.02.	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
ITEM 3.02.	UNREGISTERED SALE OF EQUITY SECURITIES
ITEM 5.01.	CHANGE OF CONTROL OF REGISTRANT
ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
ITEM 5.06.	CHANGE IN SHELL COMPANY STATUS
ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Stock Exchange Agreement

Effective March 23, 2023 (the “Closing Date”), we closed a share exchange pursuant to a Stock Exchange Agreement (the “Stock Exchange Agreement”), with AiS and the shareholders of AiS. Pursuant to the Stock Exchange Agreement, we issued to the AiS shareholders 195,062,000 shares of our common stock, par value $0.001 per share in exchange for all of the issued and outstanding capital stock (195,062,000 shares of common stock) of AiS (“Stock Exchange”). In addition, 31,000 AiS stock purchase warrants held by two AiS shareholders were cancelled and re-issued as Company stock purchase warrants.  The Stock Exchange Agreement was approved by the Board of Directors of both corporations. As a result of the Stock Exchange, Mr. Marino Sussich, currently the Company’s sole officer and director and largest shareholder (through an affiliate entity), remains a director and controlling shareholder (through affiliate entities) of the Company, owning a total of 130,733,809 shares of common stock (or approximately 65% of the total issued and outstanding shares). At closing, (i) the following officers and directors were appointed; Mr. Joe Martinez was appointed Chief Executive Officer and Chairman of the Board of Directors, Mr. Jeremy Samuel was appointed President and a director, Mr. Lee Saltzer was appointed Chief Operating Officer, and Mr. Rishi Kher was appointed Chief Financial Officer, and (ii) thereafter, Mr. Sussich resigned as the sole officer of the Company, however remains as a director.  The Stock Exchange was accounted for under the business combination under common control of accounting. As a result of the Stock Exchange, we ceased to be a “shell company.”

3

Immediately prior to the closing of the Stock Exchange Agreement, we had 7,640,211 million shares of our common stock, $0.0001 par value, and no shares of preferred stock $0.0001 par value, issued and outstanding. Immediately after the closing of the Stock Exchange Agreement, we had 202,704,211 million shares of our common stock, $0.0001 par value, issued and outstanding, 31,000 stock purchase warrants outstanding, and no shares of preferred stock $0.0001 par value, issued and outstanding.

The Stock Exchange Agreement contained customary representations and warranties and pre and post-closing covenants of each party and customary closing conditions. The share exchange is intended to be treated as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

The issuance of our common stock to AiS shareholders in connection with the Stock Exchange Agreement was not registered under the Securities Act, in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act, Regulation D promulgated by the SEC under that section and/or Regulation S promulgated by the SEC, which exempts transactions by an issuer not involving any public offering. These securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirement, and some of these securities are subject to further contractual restrictions on transfer as described below.

Pursuant to the Stock Exchange Agreement, we acquired the business of AiS, which has developed and continues to develop a multi-faceted sport betting platform. As a result, we have ceased being a “shell company.”

The Stock Exchange Agreement is filed as an Exhibit 2.1(i) to this Report and the information contain herein with respect to the Stock Exchange Agreement is qualified in its entirety by reference to the Stock Exchange Agreement.

Accounting Treatment; Change of Control

The transaction was accounted for under the business combination under common control of accounting. Consequently, the assets and liabilities and the historical operations that will be reflected in the financial statements prior to the Stock Exchange will be those of AiS and the Company combined and will be recorded at the historical cost basis and the consolidated financial statements after completion of the transaction will include the combined assets and liabilities of AiS and the Company from the closing date of the transaction.

As a result of the issuance of the shares of our common stock pursuant to the Stock Exchange Agreement, a change in control of the Company occurred as of the date of consummation of the Stock Exchange Agreement.

We continue to be a “smaller reporting company,” as defined under the Exchange Act, following the Stock Exchange Agreement.

Change in Shell Company Status

Prior to the Stock Exchange, the Company had no operations. As a result, we were deemed a “shell company,” as defined in Rule 12b-2 of the Exchange Act.

Immediately following the Stock Exchange, the business of AiS became our business. AiS has developed and continues to develop a multi-faceted sport betting platform.

With the resulting change in our business, we are providing the information as is required pursuant to Item 2.01(f) of Form 8-K as if we were filing a general form for registration of securities on Form 10 under the Exchange Act for our Common Stock, which is the only class of our securities subject to the reporting requirements Section 15(d) of the Exchange Act upon consummation of the Stock Exchange Agreement.

Change in Fiscal Year End.

In connection with this transaction, the Company elected to change its fiscal year end from April 30 to December 31, which was the fiscal year of AiS prior to the closing of Stock Exchange Agreement.

4

DESCRIPTION OF OUR BUSINESS

Our corporate structure is depicted below:

Industry Terms.

Pari-mutuel Betting - All the bets/money placed on an event are aggregated into a single pool of money, the “take-out” (by the totalizator operator) is subtracted and dividends (distribution to bettors) are calculated by dividing the pool between winning bets based on their odds. The returns are subject to the calculation of dividends after the conclusion of the race. Before the market closes approximate dividends can be displayed but the final dividend can change after wagers are placed. Typically, pari-mutuel betting is used in thoroughbred horse racing, greyhound racing and harness racing among others races and other events.

Tote Derivative - Bets are paid out at a price declared by one or more pari-mutuel (totalizator) providers. Typically, this type of betting is seen in exotic bets (trifectas, quinellas, daily doubles, etc.) in racing.

Fixed Odds Betting – The oddsmakers set odds for bettors to wager on. Once bettors place their wagers, they’re locked into the odds that they’ve chosen. So, when bettors place their bets, they know their return in the event of a winning bet. This type of betting is the most common type seen in sporting events.

Advanced Deposit Wagering (ADW) – the type of account where the bettor (customer) must fund before placing a wager.

Apple iSports Business History

On May 29, 2019, Apple iSports, Inc. (“AiS”) was incorporated in Delaware. On November 9, 2021, AiS incorporated Apple iSports Australia Pty. Ltd. (“AiS Australia”) as a wholly owned subsidiary of AiS.

AiS has been engaged in the development of a content, digital sports betting and gaming platform. Our platform, when complete, will provide users with daily sports betting, fantasy sports and sport streaming solutions. Our aim is to create excitement and engagement and deliver the best experiences that enhance sports fandom. Users will be able to access our products via multiple devices including the web and mobile devices.

AiS maintains a provisional Northern Territory Online Bookmaking License in Australia, which allows for racing, sports betting, and fantasy sports throughout Australia and New Zealand. The Northern Territory region of Australia is one of the most mature legal betting markets in the world. In addition, we have been approved by the North Dakota Racing Commission in the State of North Dakota as an Advanced Deposit Wagering (ADW) provider, which, subject to approval of Thoroughbred Racing Protective Bureau (discussed below), will allow us to provide pari-mutuel betting on horse racing in North Dakota and in 20 additional U.S. states. As of the date of this filing, we do not have an online sports betting license in any state in the U.S. and our initial revenues will be derived from our operations in Australia. We intend to apply for our initial online sports betting licenses and additional racing licenses in select U.S. states where we determine that market access and economics make the most commercial sense. We have not identified these specific U.S. states as of this filing.

5

Our two primary markets are Australia and the U.S (initially in North Dakota and such other states where we intend to become licensed). We will have separate websites for both markets, namely www.appleisports.com in the US and www.appleisports.com.au in Australia.

Since our inception, we have achieved the following milestones:

•

Since inception of AiS, we (i) established a core team with the industry skills and experience to manage the Company and (ii) we received $1,300,000 in private placement funding and received loans from related parties in excess of $800,000;

•

From December 2021 to May 2022, we developed our Go to Market outline and marketing strategy, including identifying preferred suppliers for each product and initiating relationships with key suppliers and consultants;

•

In February 2022, we launched a content-rich blog site on the appleisports.com domain and initiated search engine optimization activities to increase the search performance of our site on Google search;

•	In April 2022 we reached an agreement with a leading provider of Australian racing data and form information for use on our horse racing platform;
•

In April 2022, we completed and submitted our application for a Northern Territory (NT) Online Bookmaking license. We appeared before the NT Racing Commission in May 2022 to present our application for approval. We expect the license to be issued in second calendar quarter of 2023;

•

In June 2022, we submitted our application to the North Dakota Racing Commission for an Advanced Deposit Wagering (ADW) license, subject to approval of Thoroughbred Racing Protective Bureau. In parallel, we initiated a Thoroughbred Racing Protective Bureau (TRPB) examination process. The TRPB provides integrity reporting to regulators administering ADW licenses. We expect the TRPB examination to be completed in Q2 2023. Completion of the TRPB examination is required to receive a state issued ADW; and

•

In October 2022 we engaged a leading provider of white-label sportsbook platforms and began customization and integration with key components (KYC, payments, CRM, credit card verification) and data feeds. The expected completion is June 2023 for launch in July 2023.

Our address is L7, 552 Lonsdale St, Melbourne, Victoria and our phone number is +61 8 8981 4037. We also maintain satellite offices at offices at Level 1, Paspalis Centrepoint, 48-50 Smith Street Mall, Darwin NT 0800 Australia and 100 Spectrum Center Dr. Suite 900, Irvine, CA 92612. Our phone number in the U.S. is 949-247-4210. In addition, as mentioned, we have two web-sites (which do not form a part of this filings): www.appleisports.com in the US and www.appleisports.com.au in Australia.

Our Apple iSports Platform

Our Apple iSports platform will feature the following “apps”:

❖	Sport Betting
❖	Horse Racing
❖	Fantasy Sports
❖	24/7 FAST Sports Channel
❖	Free to Play games

6

These individual apps are further described below:

The Sports Betting App. The Sports Betting App will provide betting coverage for many major sporting leagues and events, including but not limited to, the National Football League (NFL), Australian Rules Football (AFL), Major League Baseball (MLB), the National Basketball Association (NBA), as well as for other sports, such as Cricket, Golf, Ice Hockey, Soccer, and Tennis.

Sports betting, at its simplest, is placing a financial wager on the outcome of a sporting game or match, including certain events that occur within such game or match. The app will feature functionality designed to provide a personalized customer experience. The app will be capable of taking and placing a variety of betting types and combinations. A representative depiction of the main page of this app is displayed on this page.

These betting opportunities will be fixed odds bets which means that we will set the odds for each such event. There is a market ratio in each market offered to our customers which is the average level of profit over every proposition in the market. We will manage our margins through our smart technologies and traditional risk management methodologies. The odds in each market should appeal to our customers while we derive managed revenues.

As of the date of this filing, the Sports Betting app is approximately 70% complete. We anticipate the completion of this app in June 2023.

Horse Racing App. We will provide advanced informatics to the user. Our analysis and insights will include race and individual rankings, margins from winner, speed maps and race analysis. We also will provide live updates for scratches, jockeys, prices, track conditions and race start time changes.

7

A representative depiction of the main page of this app is displayed below:

In Australia, racing wagering will include fixed odds and tote derivative betting. We derive revenues based on the management of risk. In the United States, initially, racing wagering will consist of participating in pari-mutuel pools.

As of the date of this filing, the Horse Racing app is approximately 80% complete. We anticipate completion in June 2023. The sports and racing offerings are being developed in parallel on the same core platform. This allows for a single sign-on which gives the advantage of being a tightly integrated and unified customer information database.

Fantasy Sports App. Fantasy Sports App is based on real-life sports matches, including racing, and novelty games. Participants build virtual teams with proxies of real players participating in an upcoming match (or match-day) and compete on real-world statistical performances of those players, based on one or more complete officially sanctioned sports matches. This allows users to emulate the role of a coach or a manager of a team, with the power to drop, recruit, or trade a player of their choice. Changes are locked before a match kicks-off. We believe that, for some users, it is about deeper engagement with the sport, beyond viewership; for other users, it is about the competition and strategy that it involves.

Fantasy sports is exciting to players and is distinct, as it is based on real-life sporting events, offers meaningful engagement with sports, and there is no simulated gameplay involved. Fantasy sports allows users to create virtual teams with real-life sports players participating in a real-world sporting event. They then compete in a where the team’s performance is based on the actual statistical performance of the player from across real sporting events for the given sports match. Users are then ranked based on the performance of their virtual teams during the sports match or the tournament.

To create their virtual teams, users, to create their virtual teams, operate with a limited virtual budget. The allocated virtual spend capacity per team and virtual price tags on players form boundary conditions for building the team, where top-ranked players have high price-tags attached to them and the value varies based on the player’s real-world rating/ rankings. To add another layer of complexity, certain conditions are imposed such as prohibiting the selection of more than a certain number of players from the same team, or position.

Users win points based on how well the selected players perform during the real-life sports event. The eventual outcome of the match might not be the focus for users, rather what matters is the individual performances of selected players in the real-life event. Performance is often indicated by parameters such as runs scored, yards gained, goals assisted and the like. The user, in effect, takes the virtual role of a sports team manager or coach to build the most effective team for a given sporting event. The virtual team's success is based entirely on the actual performances of the real-life players in each event. The user's knowledge of the sport becomes key to selecting the fantasy/virtual team and to achieving success in the particular fantasy sport.

8

An example fantasy sport screen from our fantasy sport platform provider is displayed below:

Upon enrollment in a fantasy sport event, users will have an option to choose between a subscription and a pay per contest payment model. For a pay-to-participate contest, we will receive a fee, generally a percentage of the total dollar collections per contest, with the remainder of the collections allocated to the prize pool.

There are 22 States in the United States that permit real money fantasy sports without licensing requirements. We plan to launch fantasy sports in a number of these states, particularly in states where we plan to subsequently initiate sports betting and ADW market access. This will give us early revenue and subscribers.

As of the date of this filing, the Fantasy Sports App is approximately 80% complete. The completion is expected in July 2023. The Fantasy Sports App is being developed on the same core platform as the Sports and Racing Apps, allowing for single sign-on and functional integration.

24x7 FAST Sports Channel. Our 24x7 Channel will provide great value to the Apple iSports brand. Users will be able to watch a wide range of live sporting events and sports-based shows. We believe this feature will promote more betting by users. The Channel will have up to 8 minutes per hour of advertising space and we intend to sell this space to generate revenue. Any unsold ad space will be used to promote other Apple iSports offerings.

The Sports Channel will be available on the Apple iSports web sites, as well as on a range of distribution platforms such as regional cable, satellite television, FAST-channels, subscription services and paid video on-demand services. We expect that some of these distribution apps will pay syndication fees for the right to broadcast our Sports Channel. In such an instance, we would only receive a portion of advertising revenue generated.

9

An example app is displayed below:

An important part of AiS’ growth strategy is to develop additional revenues via cross-selling pathways. User acquisition and retention of subscribers will require a variety of loyalty offerings, lower prices or using more ad-supported models. By exploring freemium pricing, microtransactions, and subscription services, AiS streaming video services could expand audiences and increase engagement through more diverse experiences.

As of the date of this filing, 24x7 Sports is expected to go live in May 2023.

Free to Play App. We plan to offer “free-to-play” games to entice users to visit our website and mobile platforms, which will develop brand loyalty so that in the future they will use our site to meet their gaming needs. This strategy is an entry point to the brand, gaining customer experience, achieving a positive impression of the brand image, and creating customer engagement.

We believe “free-to-play” is an essential marketing investment to grow awareness of our brand and indirectly impacts revenue performance, even though there is no fee or charges applied in the application, by building an engaged, enthused user base that can be readily transitioned to paying customers when we are able to offer services in their jurisdiction. This app will be provided for free across our desktop and mobile platforms.

Based on our observations of the experiences of other industry providers, we expect free-to-play users to migrate to our various betting or fantasy apps.

As of the date of this filing, “free to play” for the NFL is substantially complete and will be rolled out on appleisports.com in the second quarter of calendar year 2023. This offering can be made in all geographical markets including those states in the U.S. where we do not hold a required bookmaking license or in states where gaming has not been legalized. This offering serves as an excellent tool for brand awareness and customer acquisition. Our initial marketing efforts to support free-to-play will be in North Dakota and other states where Apple iSports can offer racing wagering. Additional free-to-play games will be rolled out through 2023, which will include racing games and additional sports.

10

Our Revenue Model.

Our revenue model is premised on several streams of income. We expect to profit from pari-mutuel and fixed odds gaming, fantasy sports and advertising. In pari-mutuel gaming, we receive a fee on the total amount of bets placed on an event. The type of wagering is essentially risk-free and is payable regardless of the outcome of the event since we are not on either side of a bet. Our pari-mutuel provider places bet funds from bets made through our platform in the betting pools and manages the ‘rake’ (fixed percentage of the total amount bet on an event) and apportions our share based on the percentage of the pool contributed through our app.

In fixed odds gaming, we actively manage risk through experienced risk management and smart technology, including laying off risk where necessary. The risk is run in a way that seeks to ensure we are “in the green” (profitable) on each event so that the amount we collect from bets exceeds the amount we pay out in winnings.

In fantasy sports, we charge a subscription fee or per game fee to derive revenues, however, a substantial part of the fee accumulation will be paid out to winners. This model is similar to pari-mutuel pooling in racing in that we, as the operator, take out the fee before allocating prizes.

Our 24/7 sports channel has up to 8 minutes per hour of advertising space that can be sold. This advertising, along with any syndication fees we are able to negotiate, make up the revenue from the channel.

In Australia, we expect approximately 60% of betting revenue to be from racing, with the rest spread across all sports, and for fantasy sport revenue to be substantially lower than betting (likely by 50% or more). In the U.S. however, sports betting and fantasy sports are more widely practiced than racing and we expect a relatively even distribution of income between the three.

User acquisition and retention of subscribers will require a variety of loyalty offerings, lower prices or using more ad-supported models. By exploring freemium pricing, microtransactions, and subscription services, Apple iSports streaming video services could expand audiences and increase engagement through more diverse experiences.

Our Growth Strategy.

Our growth strategy is premised on market expansion and building brand positioning and reach to drive customer acquisition.

New Markets. Currently, we are licensed to sell all our products throughout Australia and racing in North Dakota and approximately 20 states in the United States. We intend to gradually pursue new licenses in other states in the U.S. for racing and sports betting. We will focus on those markets (U.S. states) where licenses are relatively cost effective to obtain when balanced against the betting population in such States.

Engaging Content. We believe that content, delivered via our 24/7 sports channel, is essential to our success. The channel creates engagement, generates its own revenue via ad sales and anchors users to our site which in turn provides a range of opportunities to promote our real money games. The channel also delivers content, such as drag racing, beach volleyball and more, along with odds and, potentially, fantasy leagues. Odds and wagering on these events are not available through other sports betting platforms.

New Users in Existing Markets. We intend to reach new users in existing markets using digital marketing activations (SEO/PPC/SEM) by leveraging a range of marketing strategies to drive more people to our website. We will have a carefully targeted strategy that identifies traffic with high conversion rates based on industry experience and digital marketing background. We also intend to profile potential customers based on their betting history which will enable us to provide highly targeted ads and content. We will use social media to drive engagement organically.

In-Venue Marketing. We intend to advertise during sporting events as a method of creating brand awareness and driving users to our site.

11

Website and App Development.

We have entered into agreements with various software providers to develop our website, our sportsbook, and our 24x7 sports channel, fantasy sports and free to play apps.

The Apple iSports website and apps are being developed under the direction of our Chief Operating Officer. Strategic planning and specifications are being conducted in-house, as are key design tasks. Our main website, including content and structure, has been developed by a leading Australian digital marketing agency called ROI Growth Agency, which has an excellent track record in delivery and performance.

The sportsbook is the core of the Apple iSports back end and provides the main user database, reporting and key integration points for all other apps. This includes a single sign-on/log-in to all functions. The sportsbook is being developed by third-party vendors in Europe. Customization of the sportsbook, including implementation of Apple iSport’s novel bet types, reporting requirements and user interface, along with integration to core components such as payments, identity verification, specialized data feeds and geo-control are being implemented for the Australian and US markets in parallel by experienced vendors, with significant collaboration with the Apple iSports team.

In this regard, the Company entered into a License and Support Agreement with the provider in October 2022. Pursuant to the license agreement we were granted the non-exclusive license to use the platform by our registered users. The sportsbook developer is remunerated on the basis of an implementation fee, and an ongoing share of net gaming revenue, approximately 15% of revenue or minimum monthly fees, as is standard practice within the industry. The agreement continues on a month-to-month basis unless (i) a party provides 6 months advance notice of termination (ii) a party materially breaches the agreement which is not remedied with 30 days from notice, which includes failure to make required payments, (iii) continuous breaches by the same party or (iv) liquidation or bankruptcy of a party.

The Apple iSports 24x7 sports channel is being implemented by leading sports content producers and curators in Australia, with global content and distribution reach. Under this license agreement which begins on June 1, 2023, among other terms, we are required to pay an initial implementation and set up fees and on-going content curation and management fees totaling roughly during the term. The term is 12 months with successive 12 month renewal periods unless either party terminates the agreement by providing 30 days prior written notice and agrees on updated terms going forward. During the term, we are able to broadcast their sports content on our platform, request programming alterations and sell up to 8 minutes per hour of advertising. As our content partner, they will produce and program the content for specific markets and sports as well managing licensing and rights clearances. The channel will be ready for deployment in the second calendar quarter of 2023 and will be integrated initially into the Apple iSports web sites.

The sports channel developer is remunerated for initiation and management of the channel and oversight of the technical operations of distribution and delivery. This content may be added to the primary channel programing or form the basis of a secondary linear channel or, potentially, an ad supported video on demand. After the first year of operations, a revenue share arrangement is contemplated but has not yet been agreed upon.

We are responsible for distribution in the US and other markets, and in this regard, we have initiated senior executive-level relationships with representatives of a number of major U.S. content platforms including cable, satellite and cloud providers. We also are in discussions with leading Asian-based distribution platforms, which we hope will lead to definitive agreements. We also have engaged Australia’s premier sports media provider. We have secured a premium advertising and promotional package to support our launch in the Australian market for a period of approximately 14 months. The engagement includes delivery of highly professional advertising creative for radio and video, extensive coverage on SEN’s popular on-line properties. We will work with well-known sporting authorities to create engaging and value-adding content for our audience, who are passionate sports fans; our exact target market.

Our fantasy sports app is being developed by a leading European-based fantasy sport provider and is being integrated with our sportsbook. We will pay the developer a software implementation fee and percentage of net revenue from this app, subject to a monthly minimum and management fee. We have non-exclusive licensing rights to the fantasy sports content from the provider during the term of the agreement. The term of the agreement is 24 months from October 1, 2022, and automatically extends for subsequent 12-month periods unless either party provides notice of cancellation.

The free-to-play component is integrated into the fantasy sports platform and features games of a similar nature to the fantasy sports offering, deployed with no payment for entry and no monetary reward for winning. Games may offer prizes for the winners, at our discretion.

12

Markets and Marketing.

Markets.

As of the date of this filing, we are in the process of obtaining gaming licenses in the Northern Territory of Australia and North Dakota in the U.S. In the Northern Territory, we have made application to the Northern Territory Racing Commission for a Sports Bookmaking License and are in the process of finalizing the documentation and platform approval. This license will enable us to accept online racing, sports, novelty, and fantasy sports wagering across the entirety of Australia. We also have received approval from the North Dakota Racing Commission for an Advance Deposit Wagering license, subject to a Thoroughbred Racing Protective Bureau examination which is underway at this time. This license enables us to accept pari-mutuel wagers on racing in that state and up to 20 other U.S. states that do not have specific ADW regulations.

Sports betting has become one of the most important categories in entertainment because of the fanaticism of the fans. It is captivating and connecting millions of people and touching many of the largest sectors in the global economy, from betting, online gaming, and digital platforms to live events, retail, broadcasting, sponsorship, and merchandising.

A July 21, 2022, report published by Statista stated “The global sports betting industry reached a market size of 231 billion U.S. dollars in 2022. Within this industry, there were nearly 245,000 employees in a total of over 25,000 businesses. Many countries permit legal sports betting, with one of the more recent countries being the United States, which saw its first state (Montana) legalize sports betting in 2019.

In the United States, after the Supreme Court's decision to strike down the federal ban on sports betting in the United States in May 2018, various states have legalized, or introduced legislation to legalize, the sports betting industry. According to the same source, the sports betting industry in the U.S. generated a revenue of $4.33 billion U.S. dollars in 2021, showing a significant rise in revenue over the previous year (Statista 2022). That same reports states “Sports betting is the fastest growing category within the broader gaming market.” The American Gaming Association expected some 45.2 million Americans to bet on NFL in 2021. They also stated, “Sports betting revenue in the U.S. was predicted to grow to as much as 10 billion U.S. dollars by 2028.”

13

As of the date of this filing, the Company believes the status of legal sports and racing betting and fantasy sports in the U.S. is as follows:

Australia is one of the most mature legal betting markets in the world and sports betting (including racing) has been legal for over three decades in several major global markets, such as the United Kingdom, Latin America, Italy and other parts of Europe and Asia Pacific. These large, mature sports betting markets are expected to grow 6-7% per year through 2025, because of the increased accessibility of sports betting on mobile devices and online, intensifying customer engagement from the expansion of sports betting coverage to more events, enhanced consumer technologies and new forms of sports betting such as eSports.

Estimates suggest that around 35% of Australian adults aged 18 and over (or 6.5 million people) spent money in a ‘typical month’ (defined as ‘regular gambling’) on one or more gambling activities in 2018.

In Australia, racing continues to have greater growth than sports betting in terms of “handle” (amount of money wagered), however, both racing and sports betting continue to perform strongly.

14

Source: https://www.aihw.gov.au/reports/australias-welfare/gambling

Marketing.

We intend to deploy a mix of marketing strategies. These strategies include;

•	Database and collaborative marketing with related industry partners,
•	Digital marketing on key industry and related sites (such as sports merchandise, racing information and similar sites),
•	Marketing on various social media sites
•	Search engine optimization and search engine marketing,
•	Regional cable and radio advertising,
•	In venue marking during sporting events, and outdoor advertising, and
•	Extensive public relations to build fan awareness and support amongst financial analysts and investors.

All of our efforts are designed to bring brand awareness to potential users on these sites or venues.

Competition.

We operate in the gaming and sports betting industry, which are highly competitive and characterized by rapid changes, converging technologies, and increasing competition. Our most significant competition for users will come from heavyweights in the gambling industry, including MGM, Caesars and Golden Nugget’s DraftKings, along with new offerings like FanDuel and other competitors in Australia including SportsBet, Entain Group (includes Ladbrokes and Neds) and TABCorp.

Our principal considerations related to attracting and retaining online users include functionality, ease of use, our 24/7 sports channel and, most importantly, best of breed racing and sports information and analytics combined with extremely competitive odds (where we are able to offer fixed odds wagering).

15

Notwithstanding our perceived competitive advantages, we face competition from companies that are substantially larger and better financed. Our future success depends on our ability to compete effectively with them. As a result, we may have difficulty competing with these larger, established competitor companies. Generally, they have:

•	substantially greater financial, technical, and marketing resources;
•	larger customer bases;
•	better name recognition; and
•	potentially more expansive product or app offerings.

These competitors are likely to command a larger market share, which may enable them to establish a stronger competitive position than we have, in part, through greater marketing opportunities. Further, our competitors may be able to respond more quickly than us to new or emerging technologies and changes in user preferences and devote greater resources than us to developing and operating networks of affinity websites. These competitors may develop products or services that are comparable or superior. If we fail to address competitive developments quickly and effectively, we may not become or be able to remain a viable entity.

Intellectual Property

Trademark applications have been filed for the certain Apple iSports logos and marks with the United States Patent and Trademark Office in the US and with IP Australia. The following applications have been filed:

•	US trademark for Apple iSports ‘ball’ icon logotype filed on October 27, 2022,
•	Australian trademark for Apple iSports ‘ball’ icon logotype filed on October 19, 2022, and approved on March 20, 2023,
•	US trademark for the Apple iSports swoosh logotypes (3 variants) filed on September 13, 2022,
•	Australian trademark for swoosh logotype filed on 8 September 8, 2022 and approved on February 14, 2023, and
•	Australian trademark for 2 additional variants of swoosh logotype filed on September 13, 2022.

A new logo is being developed for the launch of fantasy sports and sports betting. Trademark applications will be filed once this logo is finalized.

We have not filed for patent protection for any of our betting processes which we have developed and which we believe to be novel. Instead, we will rely on trade secrets and know-how protection. There is no assurance that others will not independently develop the same or similar technology or obtain unauthorized access to our trade secrets, know-how and other unpatented technology. To protect our rights in these areas, we require all third parties that develop software to maintain such information as confidential. These agreements may not provide meaningful protection for our unpatented technology in the event of unauthorized use, misappropriation, or disclosure.

Government Regulation.

We are subject to various U.S. and foreign laws and regulations that affect our ability to operate in the sports betting industry. This industry is generally subject to extensive and evolving regulations that could change based on political and social norms and that could be interpreted in ways that could negatively impact its business.

The sports betting industry is heavily regulated and in order to continue our operations we must maintain licenses and pay gaming taxes or a percentage of revenue in each jurisdiction in which we operate. Our business is subject to extensive regulation under the laws, rules and regulations of these jurisdictions. These laws, rules and regulations generally concern the responsibility, financial stability, integrity and character of the owners, managers and persons with material financial interests in gaming operations, along with the integrity and security of our sports betting offerings. Violations of laws or regulations in one jurisdiction could result in disciplinary action in that and other jurisdictions.

These laws are generally based upon declarations of public policy designed to protect gaming consumers and the viability and integrity of the gaming industry. Gaming laws also may be designed to protect and maximize state and local tax revenues, as well as to enhance economic development and tourism. To accomplish these public policy goals, gaming laws establish stringent procedures to ensure that participants in the gaming industry meet certain standards of character and responsibility. Among other things, gaming laws require gaming industry participants to; ensure that unsuitable individuals and organizations have no role in gaming operations, establish procedures designed to prevent cheating and fraudulent practices, establish and maintain anti-money laundering practices and procedures, file periodic reports with gaming regulators, establish programs to promote responsible gaming and enforce minimum age requirements.

16

In addition, there are various national and state laws relating to the advertising of gambling products that are not enforced by gambling regulators that are still applicable. Spam and privacy laws apply to our communications as well, such as having a link in emails or messages to allow immediate opting out

Typically, a state regulatory environment is established by statute and underlying regulations and is administered by one or more regulatory agencies (typically a gaming commission or state lottery) who regulate the affairs of owners, managers and persons with financial interests in gaming operations. While we believe we comply in all material respects with all applicable sports betting laws, licenses and regulatory requirements in jurisdictions where we operate, we cannot assure that our activities or the activities of its users will not become the subject of any regulatory or law enforcement investigation, proceeding or other governmental action or that any such proceeding or action, as the case may be, would not have a material adverse impact on us or our business, financial condition or results of operations.

Government Licensing.

In order to operate in certain jurisdictions, we must obtain either a temporary or permanent license or a determination of suitability from the responsible authorities. We will ensure that we obtain all necessary licenses to develop and put forth its offerings in the jurisdictions in which we operate and where our users are located. In this regard, we have received an Advance Deposit Wagering license from the North Dakota Racing Commission. As a result of this license, we are able to offer pari-mutuel wagering on racing in that state and a number of other US states that do not currently have specific racing regulation. In addition, we have received a Sports Bookmaking License from the Northern Territory Racing Commission in the Northern Territory in Australia. As a result of that license, we can offer sports and racing wagering and fantasy sports throughout Australia. As of the date of this filing, we do not have a sports betting license in any state in the U.S. We intend to apply for sports betting licenses and additional racing licenses in several U.S. states where market access and economics make commercial sense to us. These states have not been identified as of this filing.

Gaming laws require us, and often each of our holding and intermediary companies as well as subsidiaries, certain of its directors, officers and employees, and in some cases, certain of our controlling shareholders, to obtain licenses from, or found suitable by, gaming authorities. Licenses and suitability findings require a determination that the applicant is qualified. Where not mandated by statute, rule or regulation, gaming authorities typically have broad discretion in determining who must apply for a license or finding of suitability and whether an applicant qualifies for licensing or should be deemed suitable to conduct operations within a given jurisdiction. When determining to grant a license to an applicant, gaming authorities generally consider: (i) the financial stability, integrity, responsibility and suitability of the applicant and its applicable affiliated entities and individuals (including verification of the applicant’s sources of funding); (ii) the quality and security of the applicant’s online real-money gaming platform, hardware and related software, including the platform’s ability to operate in compliance with local regulation, as applicable; (iii) the applicant’s history; (iv) the applicant’s ability to operate its gaming business in a socially responsible manner; and (v) in certain circumstances, the effect on competition.

Gaming authorities may, subject to certain administrative procedural requirements, (i) deny an application, or limit, condition, revoke or suspend any license issued, or suitability finding made, by them; (ii) impose fines, either on a mandatory basis or as a consensual settlement of regulatory action; (iii) demand that named individuals or shareholders be disassociated from a gaming business; and (iv) in serious cases, liaise with local prosecutors to pursue legal action, which may result in civil or criminal penalties.

Events that may trigger the revocation of a gaming license or another form of sanction vary by jurisdiction. However, typical events include, among others: (i) conviction in any jurisdiction of certain persons with an interest in, or key personnel of, the licensee of an offense that is punishable by imprisonment or may otherwise cast doubt on such person’s integrity (provided that, generally, an individual with a conviction will not result in revocation of the company’s license, rather, if required by the regulator, that person must be removed from involvement with the company); (ii) failure to comply with any material term or condition of the gaming license; (iii) declaration of, or otherwise engaging in, certain bankruptcy, insolvency, winding-up or discontinuance activities, or an order or application with respect to the same; (iv) obtaining the gaming license by a materially false or misleading representation or in some other improper way; (v) violation of applicable anti-money laundering and/or counter terrorist financing laws or regulations; (vi) failure to meet commitments to users, including social responsibility commitments; (vii) failure to pay in a timely manner all gaming or betting taxes or fees due; or (viii) determination by the gaming authority that there is another material and sufficient reason to revoke or impose another form of sanction upon the licensee.

17

RISK FACTORS

An investment in our common stock involves a high degree of risk. You should carefully consider the risks described below, together with all of the other information included in this report, before making an investment decision. If any of the following risks occur, our business, financial condition or results of operations could suffer. In that case, the trading price of our common stock could decline, and you may lose all or part of your investment. You should read the section entitled “Special Notes Regarding Forward-Looking Statements” immediately following these risk factors for a discussion of what types of statements are forward-looking statements, as well as the significance of such statements in the context of this report.

Risks Related to Our Company.

OUR CASH REQUIREMENTS ARE SIGNIFICANT. THE FAILURE TO RAISE ADDITIONAL CAPITAL WILL HAVE A SIGNIFICANT ADVERSE EFFECT ON OUR FINANCIAL CONDITION AND OUR OPERATIONS. Our business plan of developing, introducing and marketing our gaming platform will require a signification cash infusion. As stated herein, we estimated costs to complete our business plan are approximately $5,500,000. In addition, our ongoing annual expenses are approximately $4 to 5 million, excluding marketing. Therefore, we likely will need significant, additional capital thereafter until we achieve positive cash flow. As of September 30, 2022, the Company reported (proforma combined) net losses of $964,156. In addition, as of September 30, 2022, the Company had a (proforma combined) working capital deficit of approximately $1,008,357 (consisting in significant part of approximately $950,000 due to related parties) with cash on hand of approximately $70,000. Our auditor’s report for the December 31, 2021 year end period includes an explanatory paragraph to their audit opinion stating that our recurring losses from operations and working capital deficiency raise substantial doubt about our ability to continue as a going concern. Currently, we do not have sufficient financial resources to fund our business plan. Therefore, we need additional financing to continue these operations and as mentioned, we may need significant additional capital to achieve positive cash flow.

We believe that our existing capital resources are not adequate to enable it to execute its business plan. As of the date of this filing, we do not have a firm commitment for either additional debt or equity financing available to it in order to meet our current commitments. These conditions raise substantial doubt as to the Company's ability to continue as a going concern. We estimate that we will require additional cash resources during fiscal 2023 and beyond based on our current operating plan and condition. If we fail to generate positive cash flow or obtain additional financing, when required, we may have to modify, delay, or abandon some or all of our business plans.

OUR NEED FOR CAPITAL WILL CREATE ADDITIONAL RISKS AND CREATE POTENTIAL SUBSTANTIAL DILUTION TO EXISTING SHAREHOLDERS. As mentioned above, we will need to raise additional, perhaps significant, capital in the future. These capital expenditures are intended to be funded from third party sources and from affiliates if available, including the incurring of debt (which may be converted into common stock) and/or the sale of additional equity securities. As of the date of this filing, the Company is indebted to certain affiliates in the amount of approximately $950,000. This debt is due on demand and the Company has no means to repay its existing debt. To the extent that this debt is converted to common stock, the conversion of this debt will cause additional dilution to existing shareholders, which may be substantial. In addition, the sale of additional equity securities or the sale and conversion of other debt likewise will be dilutive to the interests of current equity holders and such dilution may be substantial. In addition, there can be no assurance that such additional financing, whether debt or equity, will be available to the Company or that it will be available on acceptable commercial terms. Any inability to secure such additional financing on appropriate terms could have a materially adverse impact on the business, financial condition and operating results of the Company.

WE HAVE INCURRED NET LOSS IN THE PAST AND WE MAY CONTINUE TO EXPERIENCE

LOSSES IN THE FUTURE. As stated above, we incurred a (proforma combined) net loss of approximately $960,000 for the nine month period ended September 30, 2022. We cannot assure you that we will be able to generate net profits or positive cash flow from operating activities in the future. Our ability to achieve and maintain profitability will depend in large part on our ability to, among other things, continue to develop our gaming and sports betting platform in a cost effective manner and sequentially increase the number of users during a short period of time, and optimize our cost structure. We may not be able to achieve any of the above. We intend to continue to invest heavily for the foreseeable future in our fulfillment infrastructure and technology platform to support an even more carefully curated selection of products and to offer additional value-added services. As a result of the foregoing, we believe that we may incur net losses in the future.

18

OUR OPERATING LOSSES AND WORKING CAPITAL DEFICIENCY RAISE SUBSTANTIAL DOUBT ABOUT OUR ABILITY TO CONTINUE AS A GOING CONCERN. IF WE DO NOT CONTINUE AS A GOING CONCERN, INVESTORS COULD LOSE THEIR ENTIRE INVESTMENT. Our operating losses and working capital deficiency raise substantial doubt about our ability to continue as a going concern. If we do not generate revenues, do not achieve profitability and do not have other sources of financing for our business, we may have to curtail or cease our development plans and operations, which could cause investors to lose the entire amount of their investment.

THE ADMINISTRATIVE COSTS OF PUBLIC COMPANY REGULATORY COMPLIANCE COULD BECOME BURDENSOME AND CONSUME A SIGNIFICANT AMOUNT OF OUR CASH RESOURCES WHICH COULD MATERIALLY AND ADVERSELY AFFECT OUR BUSINESS. We will incur significant costs and expenses in connection with assuring compliance with all laws, rules and regulations applicable to us as a public company. We anticipate that our ongoing costs and expenses of complying with our public reporting company obligations will be approximately $300,000 annually. Our reporting and compliance costs and expenses may increase substantially if we are able to deploy our business model on an international basis, which will add significant cross-border jurisdictional complexity to our regulatory compliance and our accounting controls and procedures. Our compliance costs and expenses could also increase substantially if we apply for trading of our securities on a national stock exchange which may have listing requirements that engender additional administration and compliance costs. We have assigned a high priority to establishing and maintaining controls, procedures, corporate compliance and public company reporting; however, there can be no assurance that we will have sufficient cash resources available to satisfy our public company reporting and compliance obligations. If we are unable to cover the cost of proper administration of our public company compliance and reporting obligations, we could become subject to sanctions, fines and penalties, our stock could be barred from trading in public capital markets and we may have to cease doing business.

INABILITY TO MAINTAIN OPERATIONAL INFRASTRUCTURE AND SYSTEMS. We understand that there are several challenges related to our infrastructure that we going to face in future. The main challenges are regarding computing platforms, data acquisition, compute provisioning and management, data storage architectures, data analytics, and networks and communication. Some challenges that we may face in the future such as:

❖	Lack of Powerful Computing Platforms

The major challenge in growing processing power of computers has been the lack of energy and space to power supercomputers. IT managers have always been on the lookout for better and faster systems which will help in the faster processing of the large amounts of data available today.

❖	Data Acquisition Problems

Firewalls which protect emails, applications and web browsing can cause important packet losses in the TCP/IP networks. This can result in important data loss and reduce the network speeds considerably, making the online collaboration impossible. Similar losses can occur due to the switches and routers which do not have the required high-speed memory.

❖	Dearth of Ways to Improve Data Analytics

Currently there are not many methods in place which can be used by app company to separate quality data from the humongous data sets. It is important to identify patterns in the data and correctly analyse it and use it to take business decisions in infrastructure management.

❖	Improper Networks and Connectivity

For any app company to work smoothly, it is important that there is a good and reliable network in place. Without a reliable network connection, it be a difficult task for us to maintain service quality. New software-based methods and network architecture design are required for the optimization of data.

WE HAVE LIMITED OPERATING HISTORY MAKES IT DIFFICULT TO EVALUATE OUR BUSINESS AND PROSPECTS. We commenced operations in late 2021 and have a limited operating history. However, our historical performance may not be indicative of our future growth or financial results. Our growth may slow down or become negative, and revenues may decline for several possible reasons, some of which are beyond our control, including decreasing consumer spending, increasing competition, declining growth of our overall market or industry, the emergence of alternative business models, changes in rules, regulations, government policies or general economic conditions. It is difficult to evaluate our prospects, as we may not have sufficient experience in addressing the risks to which companies operating in rapidly evolving markets may be exposed. You should consider our prospects in light of the risks and uncertainties that companies with a limited operating history may encounter.

19

INTELLECTUAL PROPERTY INFRINGEMENT RESULTING IN COSTLY LITIGATION. Our success depends in part upon our proprietary technology. We rely primarily on trademark, copyright, service mark and trade secret laws, confidentiality procedures, license agreements and contractual provisions to establish and protect our proprietary rights. Despite these precautions, third parties could copy or otherwise obtain and use our technology without authorization or develop similar technology independently. We also pursue the registration of our domain names, trademarks, and service marks in the United States. We cannot assure you that the protection of our proprietary rights will be adequate or that our competitors will not independently develop similar technology, duplicate our products and services or design around any intellectual property rights we hold.

We cannot assure you that third parties will not claim our current or future products infringe their intellectual property rights. Any such claims, with or without merit, could cause costly litigation that could consume significant management time. Such claims also might require us to enter into royalty or license agreements. If required, we may not be able to obtain such royalty or license agreements or obtain them on terms acceptable to us.

WE MAY BE NEGATIVELY AFFECTED BY ADVERSE GENERAL ECONOMIC CONDITIONS. Current conditions in domestic and global economies are extremely uncertain. Adverse changes may occur as a result of softening global economies, wavering consumer confidence caused by the threat of terrorism and war, and other factors capable of affecting economic conditions. Such changes could have a material adverse effect on our business, financial condition, and results of operations.

BECAUSE OUR PRINCIPAL SHAREHOLDER CONTROLS OUR ACTIVITIES, HE MAY CAUSE US TO ACT IN A MANNER THAT IS MOST BENEFICIAL TO HIMSELF AND NOT TO OTHER SHAREHOLDERS WHICH COULD CAUSE US NOT TO TAKE ACTIONS THAT OUTSIDE INVESTORS MIGHT VIEW FAVORABLY. Our principal shareholder, through his affiliates, owns approximately 65% of our outstanding common stock. As a result, he effectively controls all matters requiring stockholder approval, including the election of directors, the approval of significant corporate transactions, such as mergers and related party transactions. These insiders may have the ability to delay or perhaps even block, by their ownership of our stock, an unsolicited tender offer. This concentration of ownership could have the effect of delaying, deterring or preventing a change in control of our company that you might view favorably.

OUR OFFICERS AND DIRECTORS MAY HAVE CONFLICTS OF INTEREST WHICH MAY NOT BE RESOLVED FAVORABLY TO US. Certain conflicts of interest may exist between our officers and directors and us. Our officers and directors have other business interests to which they also must devote their time, resources and attention. Thus, a conflict of interest may arise in the future that may cause our business to fail, including conflicts of interest in allocating their resources, time and attention to our Company and their other business interests.

Risks Related To Gaming/Sports Betting Industry

WE MAY EXPERIENCE FLUCTUATIONS IN OUR OPERATING RESULTS, WHICH MAKE OUR FUTURE RESULTS DIFFICULT TO PREDICT AND MAY CAUSE ITS OPERATING RESULTS TO FALL BELOW EXPECTATIONS. We expect our financial results to fluctuate in the future. These fluctuations may be due to a variety of factors, some of which are outside of our control and may not fully reflect the underlying performance of its business.

Our financial results in any given period may be influenced by numerous factors, many of which we are unable to predict or are outside of its control, including the impact of seasonality, customer betting results, and the other risks and uncertainties set forth herein. Consumer engagement in our gaming and online sports betting services may decline or fluctuate as a result of a number of factors, including the user’s level of satisfaction with its platforms, its ability to improve and innovate, its ability to adapt its platform, outages and disruptions of online services, the services offered by its competitors, its marketing and advertising efforts or declines in consumer activity generally as a result of economic downturns, among others. Any decline or fluctuation in the recurring portion of our business may have a negative impact on our business, financial condition, results of operations or prospects.

20

THE SUCCESS, INCLUDING WIN OR HOLD RATES, OF EXISTING OR FUTURE IGAMING AND SPORTS BETTING PRODUCTS DEPENDS ON A VARIETY OF FACTORS AND IS NOT ENTIRELY IN OURCONTROL. The gaming and sports betting industries are characterized by an element of chance. Accordingly, we employ theoretical win rates to estimate what a certain type of gaming or sports bet, on average, will win or lose after a significant number of iterations. Net win is impacted by variations in the hold percentage (the ratio of net win to total amount wagered), or actual outcome, on our gaming and sports betting products that we offer to our users. We use the hold percentage as an indicator of a gaming’s or sports bet’s performance against its expected outcome. Although each gaming or sports bet generally performs within a defined statistical range of outcomes, actual outcomes may vary in accordance with statistical probability. In addition to the element of chance, win rates (hold percentages) may also (depending on the game involved) be affected by the spread of limits and factors that are beyond our control, such as a user’s skill, experience and behavior, the mix of games played, the financial resources of users, the volume of bets placed, and the amount of time spent gambling. As a result of the variability in these factors, the actual win rates for our gaming offerings and sports betting wagers may differ materially from the theoretical win rates we have estimated and could result in the winnings exceeding its expectations based on statistical law. The variability of win rates (hold rates) also has the potential to negatively impact our financial condition, cash flow and overall business operations. In addition, we do not have an insurance policy to cover any excessive losses.

WE WILL REQUIRE ADDITIONAL CAPITAL TO SUPPORT ITS GROWTH INITIATIVES, AND SUCH CAPITAL MAY NOT BE AVAILABLE ON ECONOMICALLY FAVORABLE TERMS, IF AT ALL. THIS COULD HAMPER OUR GROWTH AND ADVERSELY AFFECT OUR BUSINESS. In order to fully develop our business plan and otherwise support our growth in the sports and gaming industries, we will need to raise additional capital to address these needs. These funds may in the form of additional equity or debt financings. Our ability to obtain additional capital when required will depend on our business plans, investor demand, our operating performance, capital markets conditions and other variables, some of which are uncertain. If we raise additional funds by issuing equity, equity-linked or debt securities, those securities may have rights, preferences, or privileges senior to the rights of its currently issued and outstanding equity, and its existing stockholders may experience dilution. If we are unable to obtain additional capital when required, or on satisfactory terms, our ability to continue to support our business growth or to respond to business opportunities, challenges or unforeseen circumstances will be adversely affected, and our business will be severely harmed.

LACK OF INSURANCE FOR FIXED ODDS BETTING. The Company intends to manage its fixed odds betting through smart technology. There are no assurances that the Company will successfully manage its fixed odds betting. In addition, the Company does not maintain, nor does it intend to maintain, insurance to cover these types of bets. A significant loss in the fixed odds segment of its business will have a material adverse impact on the Company and its operations.

INTENSE COMPETITION. We will face intense competition in the gaming/sports betting industry. Substantially some of our competitors, have greater managerial, financial, and technical resources than our company, as well as greater name and brand recognition than us. This type of environment is extremely challenging for a start-up company like us and, as a result, we may find it difficult for us to overcome and become a successful company.

Risks Related To Our Information Technology

WE RELY ON INFORMATION TECHNOLOGY AND OTHER SYSTEMS AND PLATFORMS, AND ANY FAILURES, ERRORS, DEFECTS OR DISRUPTIONS IN SUCH SYSTEMS OR PLATFORMS COULD DIMINISH OUR BRAND AND REPUTATION, SUBJECT US TO LIABILITY, DISRUPT ITS BUSINESS, AFFECT ITS ABILITY TO SCALE ITS TECHNICAL INFRASTRUCTURE AND ADVERSELY AFFECT ITS OPERATING RESULTS AND GROWTH PROSPECTS. OUR ONLINE GAMING OFFERINGS, SOFTWARE APPLICATIONS AND SYSTEMS, AND THE THIRD-PARTY PLATFORMS UPON WHICH THEY ARE MADE AVAILABLE COULD CONTAIN UNDETECTED ERRORS. Our technology infrastructure is provided by third party providers critical to the performance of our platform and offerings. For example, our back-end platform, and all of our apps, which are critical to the Company’s performance are provided by independent third-party providers. Third party providers’ systems may not be adequately designed with the necessary reliability and redundancy to avoid performance delays or outages that could be detrimental to our business.

21

The third parties upon which we rely provide resources for network and data security to protect our systems and data. We cannot assure with certainty that the measures we and such third parties take to prevent or reduce the likelihood of cyber-attacks, protect their systems, data, and user information, prevent outages, prevent data or information loss and fraud, and to prevent or detect security breaches, will provide absolute security. We may experience future website disruptions, outages and other performance problems resulting from a variety of factors, including internet and application connection issues, infrastructure failure and changes, human or software errors and capacity constraints. Such disruptions from unauthorized access to, fraudulent manipulation of, or tampering with our computer systems and technological infrastructure, or those of third parties, could result in a wide range of negative outcomes, each of which could materially adversely affect our business, financial condition, results of operations and business prospects.

Some of our third-party platforms and systems are not fully redundant, and disaster recovery planning may not be sufficient for all eventualities. Our third-party service provider's disaster recovery systems do not offer full offsite failover recovery, which could result in our operations and offerings being offline for a period of time to sufficiently recover any impacted third-party infrastructure and recover the latest available data, as well as any time required to receive the required regulatory approvals.

Additionally, our offerings may contain errors, bugs, flaws or corrupted data, and these defects may only become apparent after their launch. If a particular offering is unavailable when users attempt to access it, or navigation through our platforms is slower than they expect, users may be unable to place their gaming or sports betting wagers in time and may be less likely to return to our platform as frequently, if at all. Furthermore, programming errors, defects and data corruption could disrupt our operations, adversely affect the experience of our users, harm our brand perception, cause our users to stop utilizing its platforms, divert our resources and delay market acceptance of its offerings, any of which could result in legal liability to us or harm its business, financial condition, results of operations and business prospects.

WE RELY ON AGREEMENTS WITH ALL OF OUR SOFTWARE PROVIDERS. All of our software provider agreements for the development of our platform and apps grant us a license to use the platform and apps during the term of the respective agreement. These agreements call for a payment to the provider either a fixed monthly fee or a royalty type payment based on our revenues. In addition, the agreements can be terminated by either party with written notice after a period of time, usually a year. If for any reason, an agreement is terminated, including a monetary default, we may be unable to provide a substitute software provider in a timely manner to replace the outgoing platform or app. In addition, if we are required to enter into a new agreement with a replacement vendor, we may be required to invest a significant amount of additional capital to fully develop that application. These events could have a material adverse impact on our business and operations.

Risks Relating to Compliance with Gaming and Other Regulations

OUR BUSINESS IS SUBJECT TO A VARIETY OF U.S. LAWS, MANY OF WHICH ARE UNSETTLED AND STILL DEVELOPING, AND WHICH COULD SUBJECT IT TO CLAIMS OR OTHERWISE HARM ITS BUSINESS. ANY CHANGE IN EXISTING REGULATIONS OR THEIR INTERPRETATION, OR THE REGULATORY CLIMATE APPLICABLE TO OUR PRODUCTS AND SERVICES, OR CHANGES IN TAX RULES AND REGULATIONS OR INTERPRETATION THEREOF RELATED TO ITS PRODUCTS AND SERVICES, COULD ADVERSELY IMPACT ITS ABILITY TO OPERATE ITS BUSINESS AS CURRENTLY CONDUCTED OR AS IT SEEKS TO OPERATE IN THE FUTURE, WHICH COULD HAVE A MATERIAL ADVERSE EFFECT ON ITS FINANCIAL CONDITION AND RESULTS OF OPERATIONS. We are generally subject to laws and regulations relating to gaming and online sports betting in the jurisdictions in which we conduct our business, as well as the general laws and regulations that apply to all e-commerce businesses, such as those related to privacy and personal information, tax, and consumer protection. These laws and regulations vary by jurisdiction and future legislative and regulatory action, court decisions or other governmental action, which may be affected by, among other things, political pressures, attitudes, and climates, as well as personal biases, may have a material impact on our operations and financial results. Some jurisdictions have introduced regulations attempting to restrict or prohibit online gaming, while others have taken the position that online gaming should be licensed and regulated and have adopted or are in the process of considering legislation and regulations to enable that to happen. The regulatory environment in any jurisdiction may change in the future and any such change could have a material adverse effect on our results of operations. For example, in 2018, the U.S. Department of Justice (“DOJ”), reversed its previously issued opinion published in 2011, which stated that interstate transmissions of wire communications that do not relate to a “sporting event or contest” fall outside the purview of the Wire Act of 1961 (“Wire Act”). The DOJ’s updated opinion concluded instead that the Wire Act was not uniformly limited to gaming relating to sporting events or contests and that certain of its provisions apply to non-sports-related wagering activity. In June 2019, a federal district court in New Hampshire ruled that the DOJ’s new interpretation of the Wire Act was erroneous and vacated the DOJ’s new opinion. The DOJ had appealed the decision of the district court to the U.S. Court of Appeals for the First Circuit, which reaffirmed the district court’s decision on January 20, 2021. If such ruling were to be appealed to the U.S. Supreme Court, an adverse ruling or other disposition of the case by the U.S. Supreme Court could impact our ability to engage in online internet gaming in the future.

22

Future legislative and regulatory action, and court decisions or other governmental action, may have a material impact on our operations and financial results. Governmental authorities could view US as having violated local laws, despite our efforts to obtain all applicable licenses or approvals. There is also risk that civil and criminal proceedings, including class actions brought by or on behalf of prosecutors or public entities or incumbent monopoly providers, or private individuals, could be initiated against

OUR GROWTH PROSPECTS DEPEND ON THE LEGAL STATUS OF REAL-MONEY GAMING IN VARIOUS JURISDICTIONS AND LEGALIZATION MAY NOT OCCUR IN AS MANY STATES AS WE EXPECTS, OR MAY OCCUR AT A SLOWER PACE THAN WE ANTICIPATES. ADDITIONALLY, EVEN IF JURISDICTIONS LEGALIZE REAL MONEY GAMING, THIS MAY BE ACCOMPANIED BY LEGISLATIVE OR REGULATORY RESTRICTIONS AND/OR TAXES THAT MAKE IT IMPRACTICABLE OR LESS ATTRACTIVE TO OPERATE IN THOSE JURISDICTIONS, OR THE PROCESS OF IMPLEMENTING REGULATIONS OR SECURING THE NECESSARY LICENSES TO OPERATE IN A PARTICULAR JURISDICTION MAY TAKE LONGER THAN WE ANTICIPATES, WHICH COULD ADVERSELY AFFECT ITS FUTURE RESULTS OF OPERATIONS AND MAKE IT MORE DIFFICULT TO MEET ITS EXPECTATIONS FOR FINANCIAL PERFORMANCE. Several states have legalized or are currently evaluating the legalization of real money gaming, and our business, financial condition, results of operations and business prospects are significantly dependent upon the status of legalization in these states. Our business plan is partially based upon the legalization of real money gaming in additional states and the legalization may not occur as we had anticipated. Additionally, if a large number of additional states or the federal government enact real money gaming legislation and we are unable to obtain, or is otherwise delayed in obtaining, the necessary licenses to operate online sports betting in U.S. jurisdictions where such games are legalized, our future growth in online sports betting could be materially impaired.

As we enter new jurisdictions, states or the federal government may legalize real money gaming in a manner that is unfavorable to it. As a result, we may encounter legal, regulatory, and political challenges that are difficult or impossible to foresee and which could result in an unforeseen adverse impact on planned revenues or costs associated with the new opportunity. For example, certain states require us to have a relationship with a land-based, licensed casino for online sports betting access, which tends to increase our costs. States that have established state-run monopolies may limit opportunities for private sector participants like us. States also impose substantial tax rates on online sports betting revenue, in addition to a federal excise tax of 25 basis points on the amount of each sports wager. Tax rates, whether federal- or state-based, that are higher than we expect will make it more costly and less desirable for us to launch in a given jurisdiction, while tax increases in any of its existing jurisdictions may adversely impact our profitability.

Therefore, even in cases in which a jurisdiction purports to license and regulate sports betting, the licensing and regulatory regimes can vary considerably in terms of their business-friendliness and at times may be intended to provide incumbent operators with advantages over new licensees. Therefore, some “liberalized” regulatory regimes are considerably more economically viable than others.

23

FAILURE TO COMPLY WITH REGULATORY REQUIREMENTS IN A PARTICULAR JURISDICTION, OR THE FAILURE TO SUCCESSFULLY OBTAIN A LICENSE OR PERMIT APPLIED FOR IN A PARTICULAR JURISDICTION, COULD IMPACT OUR ABILITY TO COMPLY WITH LICENSING AND REGULATORY REQUIREMENTS IN OTHER JURISDICTIONS, OR COULD CAUSE THE REJECTION OF LICENSE APPLICATIONS OR CANCELATION OF EXISTING LICENSES IN OTHER JURISDICTIONS, OR COULD CAUSE FINANCIAL INSTITUTIONS, ONLINE AND MOBILE PLATFORMS, AND DISTRIBUTORS TO STOP PROVIDING SERVICES TO US, WHICH WE RELIES UPON TO RECEIVE PAYMENTS FROM, OR DISTRIBUTE AMOUNTS TO, ITS USERS, OR OTHERWISE TO DELIVER AND PROMOTE ITS SERVICES. Compliance with the various regulations applicable to real money gaming is costly and time-consuming. Regulatory authorities at the U.S. federal, state and local levels have broad powers with respect to the regulation of real money gaming operations and may revoke, suspend, condition, or limit our real money gaming licenses, impose substantial fines or take other actions, any one of which may have a material adverse effect on our business, financial condition, results of operations and business prospects. These laws and regulations are dynamic and subject to potentially differing interpretations, and various legislative and regulatory bodies may expand current laws or regulations or enact new laws and regulations regarding these matters. We will strive to comply with all applicable laws and regulations relating to its business. It is possible, however, that these requirements may be interpreted and applied in a manner that is inconsistent from one jurisdiction to another and may conflict with other rules. Non-compliance with any such law or regulations could expose us to claims, proceedings, litigation and investigations by private parties and regulatory authorities, as well as substantial fines and negative publicity, each of which may materially and adversely affect our business.

Any real money gaming license could be revoked, suspended or conditioned at any time. The loss of a license in one jurisdiction could trigger the loss of a license or affect our eligibility for such a license in another jurisdiction, and any of such losses, or potential for such loss, could cause us to cease offering some or all of its offerings in the impacted jurisdictions. We may be unable to obtain or maintain all necessary registrations, licenses, permits or approvals, and could incur fines or experience delays related to the licensing process, which could adversely affect its operations. Our delay or failure to obtain or maintain licenses in any jurisdiction may prevent it from distributing its offerings, increasing its customer base and/or generating revenues. We cannot guarantee that it will be able to obtain and maintain the licenses and related approvals necessary to conduct its iGaming and online sports betting operations. Any failure to maintain or renew Our existing licenses, registrations, permits or approvals could have a material adverse effect on its business, financial condition, results of operations and business prospects.

OUR GROWTH PROSPECTS AND MARKET POTENTIAL WILL DEPEND ON ITS ABILITY TO OBTAIN LICENSES TO OPERATE IN A NUMBER OF JURISDICTIONS AND IF WE FAILS TO OBTAIN SUCH LICENSES, ITS BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND BUSINESS PROSPECTS COULD BE IMPAIRED. Our ability to grow its business will depend on its ability to obtain and maintain licenses to offer its product offerings in a large number of jurisdictions or heavily populated jurisdictions. If we fail to obtain and maintain licenses in large jurisdictions or a greater number of mid-market jurisdictions, this may prevent us from expanding the footprint of its product offerings, increasing its user base and/or generating revenues. We cannot be certain that it will be able to obtain and maintain licenses and related approvals necessary to conduct its online sports betting operations. Any failure to obtain and maintain licenses, registrations, permits or approvals could have a material adverse effect on its business, financial condition, results of operations and business prospects.

IN SOME JURISDICTIONS OUR KEY EXECUTIVES, CERTAIN EMPLOYEES OR OTHER INDIVIDUALS RELATED TO THE BUSINESS ARE SUBJECT TO LICENSING OR COMPLIANCE REQUIREMENTS. FAILURE BY SUCH INDIVIDUALS TO OBTAIN THE NECESSARY LICENSES OR COMPLY WITH INDIVIDUAL REGULATORY OBLIGATIONS, COULD CAUSE THE BUSINESS TO BE NON-COMPLIANT WITH ITS OBLIGATIONS, OR IMPERIL ITS ABILITY TO OBTAIN OR MAINTAIN LICENSES NECESSARY FOR THE CONDUCT OF THE BUSINESS. IN SOME CASES, THE REMEDY TO SUCH SITUATION MAY REQUIRE THE REMOVAL OF A KEY EXECUTIVE OR EMPLOYEE AND THE MANDATORY REDEMPTION OR TRANSFER OF SUCH PERSON’S EQUITY SECURITIES. As part of obtaining real money gaming licenses, the responsible Gaming Authority will generally determine the suitability of certain directors, officers and employees and, in some instances, significant stockholders. The criteria used by Gaming Authorities to make determinations as to who requires a finding of suitability or the suitability of an applicant to conduct gaming operations varies among jurisdictions, but generally requires extensive and detailed application disclosures followed by a thorough investigation. Gaming Authorities typically have broad discretion in determining whether an applicant should be found suitable to conduct operations within a given jurisdiction. If any Gaming Authority with jurisdiction over our business were to find an applicable officer, director, employee or significant stockholder is deemed by competent authorities to be unsuitable for licensing or unsuitable to continue having a relationship with us, we would be required to sever its relationship with that person. Furthermore, such Gaming Authorities may require us to terminate the employment of any person who refuses to file required applications. Either result could have a material adverse effect on our business, operations and prospects.

24

Risks Related To Our Securities

WE WILL NEED TO RAISE ADDITIONAL CAPITAL. IF WE ARE UNABLE TO RAISE ADDITIONAL CAPITAL, OUR BUSINESS MAY FAIL. We will need to raise additional capital to fund our ongoing operations. We have no cash on hand nor any working capital. To secure additional financing, we may need to borrow money or sell more securities. Under the current circumstances, we may be unable to secure additional financing on favorable terms, if available at all.

OUR NEED FOR CAPITAL WILL CREATE ADDITIONAL RISKS AND CREATE POTENTIAL SUBSTANTIAL DILUTION TO EXISTING SHAREHOLDERS. As mentioned above, we will need to raise additional capital in the future. These capital expenditures are intended to be funded from third party sources and from affiliates if available, including the incurring of debt (which may be converted into common stock) and/or the sale of additional equity securities. As of September 30, 2022, the Company is indebted to certain affiliates in the amount of $_________. This debt is due on demand and the Company has no means to repay its existing debt. To the extent that this debt is converted to common stock, the conversion of this debt will cause additional dilution to existing shareholders, which may be substantial. In addition, the sale of additional equity securities or the sale and conversion of other debt likewise will be dilutive to the interests of current equity holders and such dilution may be substantial. In addition, there can be no assurance that such additional financing, whether debt or equity, will be available to the Company or that it will be available on acceptable commercial terms. Any inability to secure such additional financing on appropriate terms could have a materially adverse impact on the business, financial condition and operating results of the Company.

THE REGULATION OF PENNY STOCKS BY SEC AND FINRA MAY HAVE AN EFFECT ON THE TRADABILITY OF OUR SECURITIES. Our shares are subject to a Securities and Exchange Commission rule that imposes special sales practice requirements upon broker-dealers who sell such securities to persons other than established customers or accredited investors. For purposes of the rule, the phrase "accredited investors" means, in general terms, institutions with assets in excess of $5,000,000, or individuals having a net worth in excess of $1,000,000 or having an annual income that exceeds $200,000 (or that, when combined with a spouse's income, exceeds $300,000).

For transactions covered by the rule, the broker-dealer must make a special suitability determination for the purchaser and receive the purchaser's written agreement to the transaction prior to the sale. Consequently, the rule may affect the ability of broker-dealers to sell our securities and also may affect the ability of purchasers in this offering to sell their securities in any market that might therefore develop.

In addition, the Securities and Exchange Commission has adopted a number of rules to regulate "penny stocks." Such rules include Rules 3a51-1, 15g-1, 15g-2, 15g-3, 15g-4, 15g-5, 15g-6, 15g-7, and 15g-9 under the Securities Exchange Act of 1934, as amended. Because our securities constitute "penny stocks" within the meaning of the rules, the rules would apply to us and to our securities. The rules may further affect the ability of owners of Shares to sell our securities in any market that might develop for them.

Shareholders should be aware that, according to Securities and Exchange Commission, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include (i) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; (ii) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; (iii) "boiler room" practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons; (iv) excessive and undisclosed bid-ask differentials and markups by selling broker-dealers; and (v) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired consequent investor losses. Our management is aware of the abuses that have occurred historically in the penny stock market. Although we do not expect to be able to dictate the behavior of the market or of broker-dealers who participate in the market, management will strive within the confines of practical limitations to prevent the described patterns from being established with respect to our securities.

The shares of our common stock may be thinly traded on OTC-Pink, meaning that the number of persons interested in purchasing our shares of common stock at or near ask prices at any given time may be relatively small or non-existent. This situation is attributable to a number of factors, including the fact that we are a small company which is relatively unknown to stock analysts, stock brokers, institutional investors and others in the investment community that generate or influence sales volume, and that even if we came to the attention of such persons, they tend to be risk-averse and would be reluctant to follow an unproven, early stage company such as ours or purchase or recommend the purchase of our shares of common stock until such time as we became more seasoned and viable. As a consequence, there may be periods of several days or more when trading activity in our shares of common stock is minimal or non-existent, as compared to a seasoned issuer which has a large and steady volume of trading activity that will generally support continuous sales without an adverse effect on Securities price.

25

OUR STOCK WILL IN ALL LIKELIHOOD BE THINLY TRADED AND AS A RESULT YOU MAY BE UNABLE TO SELL AT OR NEAR ASK PRICES OR AT ALL IF YOU NEED TO LIQUIDATE YOUR SHARES. We cannot give any assurance that a broader or more active public trading market for our shares of Common Stock will develop or be sustained, or that any trading levels will be sustained. Due to these conditions, we can give investors no assurance that they will be able to sell their shares of common stock at or near ask prices or at all if you need money or otherwise desire to liquidate your shares of common stock of our Company.

OUR MAJORITY SHAREHOLDER WHO ALSO IS OUR DIRECTOR MAY HAVE A CONFLICT OF INTEREST WITH THE MINORITY SHAREHOLDERS AT SOME TIME IN THE FUTURE. Our Director is deemed to beneficially owns approximately 65% of our outstanding common stock. The interests of our officer and director may not be, at all times, the same as that of our other shareholders, he will have the ability to exert complete control over the affairs of the Company. Also, he will have the ability to control the outcome of most corporate actions requiring shareholder approval, including the sale of all or substantially all of our assets and amendments to our articles of incorporation. This concentration of ownership may also have the effect of delaying, deferring or preventing a change of control of us, which may be disadvantageous to minority shareholders.

RULE 144 SALES IN THE FUTURE MAY HAVE A DEPRESSIVE EFFECT ON OUR STOCK PRICE. All of the outstanding shares of common stock held by our present officers, directors, and affiliate stockholders are "restricted securities" within the meaning of Rule 144 under the Securities Act of 1933, as amended. As restricted Shares, these Shares may be resold only pursuant to an effective registration statement or under the requirements of Rule 144 or other applicable exemptions from registration under the Act and as required under applicable state securities laws. We are registering all of our outstanding Shares so officers, directors and affiliates will be able to sell their Shares if this Registration Statement becomes effective. Rule 144 provides in essence that a person who has held restricted securities for one year may, under certain conditions, sell every three months, in brokerage transactions, a number of Shares that does not exceed the greater of 1.0% of a company's outstanding common stock or the average weekly trading volume during the four calendar weeks prior to the sale. There is no limit on the number of restricted securities that may be sold by a nonaffiliate after the owner has held the restricted securities for a period of two years. A sale under Rule 144 or under any other exemption from the Act, may have a depressive effect upon the price of the common stock in any market that may develop.

THE PRICE OF OUR COMMON STOCK COULD BE HIGHLY VOLATILE. Our common stock will be subject to price volatility, low volumes of trades and large spreads in bid and ask prices quoted by market makers. Due to the low volume of shares traded on any trading day, persons buying or selling in relatively small quantities may easily influence prices of our common stock. This low volume of trades could also cause the price of our stock to fluctuate greatly, with large percentage changes in price occurring in any trading day session. Holders of our common stock may also not be able to readily liquidate their investment or may be forced to sell at depressed prices due to low volume trading. If high spreads between the bid and ask prices of our common stock exist at the time of purchase, the stock would have to appreciate substantially on a relative percentage basis for an investor to recoup their investment. Broad market fluctuations and general economic and political conditions may also adversely affect the market price of our common stock. No assurance can be given that an active market in our common stock will develop or be sustained. If an active market does not develop, holders of our common stock may be unable to readily sell the shares they hold or may not be able to sell their shares at all.

YOU MAY EXPERIENCE DILUTION OF YOUR OWNERSHIP INTERESTS DUE TO THE FUTURE ISSUANCE OF ADDITIONAL SHARES OF OUR COMMON STOCK WHICH COULD BE MATERIALLY ADVERSE TO THE VALUE OF OUR COMMON STOCK. As of the date of this filing, we had 202,704,211 shares of our common stock issued and outstanding. We are authorized to issue up to 500,000,000 shares of common stock and 50,000,000 shares of preferred stock. Our Board of Directors may authorize the issuance of additional common or preferred shares under applicable state law without shareholder approval. We may also issue additional shares of our common stock or other securities that are convertible into or exercisable for common stock in connection with the hiring of personnel, future acquisitions, future private placements of our securities for capital raising purposes or for other business purposes, including the satisfaction of outstanding debt to affiliates and others. Future sales of substantial amounts of our common stock, or the perception that sales could occur, could have a material adverse effect on the price of our common stock. If we need to raise additional capital, it may be necessary for us to issue additional equity or convertible debt securities. If we issue equity or convertible debt securities, the net tangible book value per share may decrease, the percentage ownership of our current stockholders may be diluted, and such equity securities may have rights, preferences or privileges senior or more advantageous to our common stockholders.

26

WE DO NOT ANTICIPATE PAYING CASH DIVIDENDS ON OUR COMMON STOCK. We do not anticipate paying any cash dividends on our common stock in the foreseeable future.

WE MAY BE UNSUCCESSFUL IN FINDING A MERGER THAT CAN BE ACCOMPLISHED WITH POSITIVE LONG-TERM RESULTS. The business of selecting and entering into a merger is fraught with all kinds of issues. For instance, the business may need capital that is never achieved, the management is not capable of carrying the business forward successfully, the business plan is ill conceived, and not executed, or competitive factors cause business failure. There are many other factors in addition to these, as may have been discussed above in “Risk Factors” which could cause our company to fail, and the investor's capital will be at risk.

FAILURE TO ACHIEVE AND MAINTAIN INTERNAL CONTROLS IN ACCORDANCE WITH SECTIONS 302 AND 404(A) OF THE SARBANES-OXLEY ACT COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR BUSINESS AND STOCK PRICE. If we fail to maintain adequate internal controls or fail to implement required new or improved controls, as such control standards are modified, supplemented or amended from time to time, we may not be able to assert that we can conclude on an ongoing basis that we have effective internal controls over financial reporting. Effective internal controls are necessary for us to produce reliable financial reports and are important in the prevention of financial fraud. If we cannot produce reliable financial reports or prevent fraud, our business and operating results could be harmed, investors could lose confidence in our reported financial information, and there could be a material adverse effect on our stock price.

Description of Property

We do not currently own any property. Our executive offices are located at L7, 552 Lonsdale St, Melbourne, Victoria, Australia 3000. We lease the premises rent free from a business associate of a director of the Company. We consider our current principal office space arrangement adequate. Annual rent on our satellite offices is $6,000 in the U.S. and $3,100 in Australia.

Employees

As of the date of this filing, we have 5 full time employees, including senior management and 2 part time employees.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with the audited financial statements of Apple iSports for the annual periods ended December 31, 2021 and December 31, 2020 and unaudited financial statements for the nine months ended September 30, 2022 and September 30, 2021 that appear elsewhere in this report. The following discussion contains forward-looking statements that reflect our plans, estimates and beliefs. Our actual results could differ materially from those discussed in the forward-looking statements. Factors that could cause or contribute to such differences include but are not limited to those discussed below and elsewhere in this annual report.

Our audited and unaudited financial statements are stated in United States Dollars and are prepared in accordance with United States Generally Accepted Accounting Principles.

Overview

On May 29, 2019, Apple iSports, Inc. (“AiS”) was incorporated in Delaware. On November 9, 2021, AiS formed Apple iSports Australia Pty. Ltd. (“AiS Australia”) as a wholly owned subsidiary.

AiS has been engaged in the development of a digital sports betting and gaming platform. Our platform, when complete, will provide users with sports content, daily sports betting and sport streaming solutions. Our aim is to create excitement and engagement and deliver the best experiences that enhance sports fandom. Users can access our products via multiple devices including the web and mobile devices.

AiS is licensed in Australia via a provisional Northern Territory Online Bookmaking License which allows for racing, sports betting, and fantasy sports throughout Australia, which is one of the most mature legal betting markets in the world. In addition, we are licensed in North Dakota as an Advanced Deposit Wagering (ADW) provider, subject to completion of TRPB examination, which will allow us to provide pari-mutuel betting on racing in North Dakota and up to an additional 20 states that do not have specific regulations. NFL and other sports bets in the US are regulated separately from racing wagering and we will seek market access licenses for a number of states offering sports betting licenses over a 3-year time-line.

27

Our two primary markets are the US (in select states where we are licensed) and Australia. We will have separate websites for both markets, namely www.appleisports.com in the US and www.appleisports.com.au in Australia.

Since the inception of AiS, we have achieved the following milestones:

•

Since inception of AiS, we (i) established a core team with the industry skills and experience to manage the Company and (ii) we received $1,300,000 in private placement funding and received loans from related parties in excess of $800,000;

•

From December 2021 to May 2022, we developed our Go to Market outline and marketing strategy, including identifying preferred suppliers for each product and initiating relationships with key suppliers and consultants;

•

In February 2022, we launched a content-rich blog site on the appleisports.com domain and initiated search engine optimization activities to increase the search performance of our site on Google search;

•	In April 2022 we reached an agreement with a leading provider of Australian racing data and form information for use on our horse racing platform;
•

In April 2022, we completed and submitted our application for a Northern Territory (NT) Online Bookmaking license. We appeared before the NT Racing Commission in May 2022 to present our application for approval. We expect the license to be issued in second calendar quarter of 2023;

•

In June 2022, we submitted our application to the North Dakota Racing Commission for an Advanced Deposit Wagering (ADW) license, subject to approval of Thoroughbred Racing Protective Bureau. In parallel, we initiated a Thoroughbred Racing Protective Bureau (TRPB) examination process. The TRPB provides integrity reporting to regulators administering ADW licenses. We expect the TRPB examination to be completed in the second calendar quarter of 2023. Completion of the TRPB examination is required to receive a state issued ADW; and

•

In October 2022 we engaged a leading provider of white-label sportsbook platforms and began customization and integration with key components (KYC, payments, CRM, credit card verification) and data feeds. The expected completion is June 2023 for launch in July 2023.

Effective March 23, 2023, we completed a change of control transaction pursuant to a Stock Exchange Agreement (the “Stock Exchange Agreement”), with AiS and the shareholders of AiS. The stock exchange was accounted for under the business combination under common control of accounting. Consequently, the assets and liabilities and the historical operations that will be reflected in the financial statements prior to the stock exchange will be those of AiS and the Company combined and will be recorded at the historical cost basis and the consolidated financial statements after completion of the stock exchange will include the combined assets and liabilities of AiS and the Company from the closing date of the stock exchange. As a result of the issuance of the shares of our common stock pursuant to the stock exchange, a change in control of the Company occurred as of the date of consummation of the transaction.

Our address is L7, 552 Lonsdale St, Melbourne, Victoria, Australia 3000 and our phone number is +61 8 8981 4037. We also maintain satellite offices at offices at Level 1, Paspalis Centrepoint, 48-50 Smith Street Mall, Darwin NT 0800 Australia and 100 Spectrum Center Dr. Suite 900, Irvine, CA 92612. Our phone number in the U.S. is 949-247-4210. In addition, as mentioned, we have two web-sites (which do not form a part of this filings): www.appleisports.com in the US and www.appleisports.com.au in Australia.

28

Our corporate structure is depicted below:

RESULTS OF OPERATIONS

Apple iSports, Inc.’s functional currency is the United States Dollar (“US $”). The Company’s wholly owned subsidiary, AIS Australia’s functional currency in which it operates is Australian Dollars (“AUD”).

For the purpose of presenting these consolidated financial statements the reporting currency is US$. AIS Australia’s assets and liabilities are expressed in US$ at the exchange rate on the balance sheet date, stockholder’s equity accounts are translated at historical rates, income and expense items are translated at the average exchange rate during the period The resulting translation adjustments are reported under accumulated other comprehensive income in the stockholder’s equity section of the balance sheets.

Transactions in currencies other than the entity’s functional currency are recorded at the rates of exchange prevailing on the date of the transaction. Gains or losses resulting from transactions in currencies other than the functional currencies are recognized as part of operating expenses in the condensed consolidated statement of comprehensive loss.

Exchange rates used for the translations are as follows:

AUD to US$

	Period End	Average
December 31, 2021	$0.7256	$0.7514
September 30, 2022	$0.6513	$0.7075

Results of Operations (Audited) for the Fiscal Year Ended December 31, 2021 Compared to the Fiscal Year Ended December 31, 2020.

Revenues.

For the fiscal years ended December 31, 2021 and December 31, 2020, respectively, Apple iSports had no revenues.

Operating Expenses.

For the fiscal years ended December 31, 2021, Apple iSports had total operating expenses of $57,951 consisting mainly of consulting fees of $36,067, salaries and wages of $13,830, professional fees of $4,508 along with other operating expenses. The company did not incur operating expenses for the same annual period for the prior year.

Other Expenses.

For the nine-month periods ended September 30, 2022, Apple iSports had $8,864 in interest expense on related party loans. The company did not incur interest expense for the same period for the prior year.

29

Results of Operations for the Nine Month Period Ended September 30, 2022 Compared to the Nine Month Period Ended September 30, 2021.

Revenues.

For the nine-month periods ended September 30, 2022 and September 30, 2021, respectively, Apple iSports had no revenues

Operating Expenses.

For the nine-month period ended September 30, 2022, Apple iSports had total operating expenses of $926,700 consisting mainly of consulting fees of $247,469, officer and director compensation of $217,630, marketing and sales expenses of $110,244, other salaries and wages of $110,099, professional fees of $109,602 along with other operating expenses. The company did not incur operating expenses for the same period for the prior year.

Other Expenses.

For the nine-month period ended September 30, 2022, Apple iSports had $8,864 in interest expense on loans payable to related parties. The company did not incur interest expense for the same period for the prior year.

Net Loss.

For the nine-month period ended September 30, 2022, Apple iSports had net loss of $935,564 for the reasons discussed above. The Company had no operations for the same period for the prior year.

Liquidity and Capital Resources

As of September 30, 2022, Apple iSports had a working capital deficit of $901,164 compared with a working capital deficit of $26,916 as of September 30, 2021. The significant increase in working capital deficit is a result of the expansion of operations and related expenses during the September 30, 2022 nine month period.

Cash Flows

The following is a summary of Apple iSports’ cash flows from operating, investing and financing activities for the nine months ended September 30, 2022 and September 30, 2021, respectively:

	Nine Months Ended September 30, 2022	Nine Months Ended September 30, 2021
Net cash used in operating activities	$(863,171)	$-
Net cash provided by financing activities	795,197	-
Net change in cash and cash equivalents	$(6,657)	$-

Operating Activities

Net cash used in operating activities was $863,171 for the nine months ended September 30, 2022 compared with net cash used in operating activities of nil for the period from September 30, 2021. The increase during the September 30, 2022 nine month period was primarily the result of the expansion of operations during the period.

Financing Activities

Net cash provided by financing activities was $795,197 for the nine months ended September 30, 2022 compared to nil for the September 30, 2021 ended period. The amounts during these periods were advances from our related party.

Going Concern

The Company’s condensed consolidated financial statements have been prepared using generally accepted accounting principles in the United States of America applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business.

The Company has not yet established an ongoing source of revenues and cash flows sufficient to cover its operating costs and allow it to continue as a going concern. The Company has a net loss and negative cash flow from operations for the nine months ended September 30, 2022. These factors among others raise substantial doubt about the ability of the company to continue as a going concern.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management’s plan is to obtain such resources for the Company by obtaining capital from management and significant stockholders sufficient to meet its minimal operating expenses and seeking third party equity and/or debt financing. However, management cannot provide any assurances that the Company will be successful in accomplishing any of its plans. These condensed consolidated financial statements do not include any adjustments related to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

30

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The condensed consolidated financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”). These condensed consolidated financial statements incorporate the financial statements of the Company and its wholly owned subsidiary, AIS Australia. All significant intercompany transactions and balances have been eliminated in consolidation.

The Company is an emerging growth company as the term is used in The Jumpstart Our Business Startups Act enacted on April 5, 2012 and has elected to comply with certain reduced public company reporting requirements.

The Company’s activities are subject to significant risks and uncertainties, including failing to secure additional financing needed to execute its business plan.

Use of Estimates

The preparation of condensed consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue, and expenses. Actual results and outcomes may differ from management’s estimates and assumptions.

Foreign Currency Transactions and Translation

Apple iSports, Inc.’s functional currency is the United States Dollar (“US $”). The Company’s wholly owned subsidiary, AIS Australia’s functional currency in which it operates is Australian Dollars (“AUD”).

For the purpose of presenting these consolidated financial statements the reporting currency is US$. AIS Australia’s assets and liabilities are expressed in US$ at the exchange rate on the balance sheet date, stockholder’s equity accounts are translated at historical rates, income and expense items are translated at the average exchange rate during the period The resulting translation adjustments are reported under accumulated other comprehensive income in the stockholder’s equity section of the balance sheets.

Transactions in currencies other than the entity’s functional currency are recorded at the rates of exchange prevailing on the date of the transaction. Gains or losses resulting from transactions in currencies other than the functional currencies are recognized as part of operating expenses in the condensed consolidated statement of comprehensive loss.

Exchange rates used for the translations are as follows:

AUD to US$

	Period End	Average
December 31, 2021	$0.7256	$0.7514
September 30, 2022	$0.6513	$0.7075

31

Fair Values of Financial Instruments

The Company adopted Accounting Standards Codification (“ASC”) 820 “Fair Value Measurements,” which defines fair value, establishes a three-level valuation hierarchy for disclosures of fair value measurement and enhances disclosures requirements for fair value measures. Current assets and current liabilities qualified as financial instruments and management believes their carrying amounts are a reasonable estimate of fair value because of the short period of time between the origination of such instruments and their expected realization and if applicable, their current interest rate is equivalent to interest rates currently available.  The three levels are defined as follow:

•	Level 1 — inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

•

Level 2 — inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the assets or liability, either directly or indirectly, for substantially the full term of the financial instruments.

•	Level 3 — inputs to the valuation methodology are unobservable and significant to the fair value.

As of the balance sheet date, the estimated fair values of the financial instruments, such as accounts payable and accrued expenses, approximated their fair values due to the short-term nature of these instruments. As of the balance sheet date, the estimated fair value of the related party loan receivable, loan payable – related parties, and due to related party, approximated their fair values due to the short-term nature of these instruments. Determining which category an asset or liability falls within the hierarchy requires significant judgment. The Company evaluates the hierarchy disclosures each year.

Related parties

The Company adopted ASC 850, Related Party Disclosures, for the identification of related parties and disclosure of related party transactions.

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Comprehensive income (loss)

The Company follows ASC 220 in reporting comprehensive income (loss). Comprehensive income (loss) is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income (loss).

Earnings (Loss) Per Share

The Company follows ASC 260 when reporting Earnings (Loss) Per Share resulting in the presentation of basic and diluted earnings (loss) per share. Because the Company does not have any common stock equivalents, such as stock options and warrants, the amounts reported for basic and diluted net loss per share were the same.

Revenue Recognition

The Company adopted FASB Accounting Standards Update (“ASU”) 2014-09, Revenue from Contracts with Customers, and its related amendments (collectively known as “ASC 606”), effective May 29, 2019. The Company determines revenue recognition through the following steps:

•	Identification of a contract with a customer;
•	Identification of the performance obligations in the contract;
•	Determination of the transaction price;
•	Allocation of the transaction price to the performance obligations in the contract; and
•	Recognition of revenue when or as the performance obligations are satisfied.

Revenue is recognized when performance obligations are satisfied through the transfer of control of promised goods or services to the Company's customers in an amount that reflects the consideration expected to be received in exchange for transferring goods or services to customers. Control transfers once a customer has the ability to direct the use of, and obtain substantially all of the benefits from, the product. This includes the transfer of legal title, physical possession, the risks and rewards of ownership, and customer acceptance.

32

Income Taxes

The Company accounts for income taxes pursuant to FASB ASC 740. Deferred tax assets and liabilities are determined based on temporary differences between the bases of certain assets and liabilities for income tax and financial reporting purposes. The deferred tax assets and liabilities are classified according to the financial statement classification of the assets and liabilities generating the differences.

The Company maintains a valuation allowance with respect to deferred tax assets. The Company establishes a valuation allowance based upon the potential likelihood of realizing the deferred tax asset and taking into consideration the Company’s consolidated financial position and results of operations for the current period. Future realization of the deferred tax benefit depends on the existence of sufficient taxable income within the carry-forward period under the Federal tax laws. Changes in circumstances, such as the Company generating taxable income, could cause a change in judgment about the realizability of the related deferred tax asset. Any change in the valuation allowance will be included in income in the year of the change in estimates

Implementation of our Business Plan

In order to fully implement our business plan, we will require a total of $5,500,000 in public or private funds to be allocated during the next 12 months. The estimated cost breakdown is as follows:

Amount ($)	Expenditure
50,000	Website development and expansion and free to play
300,000	Sportsbook app completion and deployment
500,000	Apple iSports 24/7 branded app completion and deployment
200,000	Fantasy sports app completion and deployment
3,000,000	Marketing and Public Relations
500,000	Legal and regulatory
1,000,000	Administration and compensation to officers
5,550,000	Total

Website development and expansion and free to play includes rolling out of an expanded, interactive website and deployment of initial NFL games which is expected in the second calendar quarter of 2023.

Sportsbook app deployment includes software development fees payable to 3rd parties and in-house design and development activities, primarily offering specification and process flows, related to our core sportsbook platform. Presently, this app is 80% complete.

Apple iSports 24/7 Sports Channel deployment includes software development fees payable to 3rd parties. The Channel will be completed in the second calendar quarter of 2023.

Fantasy sports app deployment includes software development fees payable to 3rd parties and in-house process and design specifications. Presently, this app is 80% complete.

Marketing and Public Relations includes fees payable to 3rd parties to implement our marketing programs. Our marketing expenses will vary depending on our available cash. As mentioned herein, we have budgeted $3 million for marketing and public relations for the next 12 months based on receiving $5,550,000 in required funds. These amounts may increase if we are able to raise amounts beyond the required funds.

Legal and regulatory includes legal and audit fees in connection with the Company’s filings with the Securities and Exchange Commission as well as supporting applications for ADW and sports betting licenses in various US states.

33

Administration and compensation includes administrative overhead and salaries to officers.

Once our 24/7 sports channel is completed, we expect to generate revenue from the sale of advertising on the channel, which is projected to begin in the second calendar quarter of 2023. We expect to roll out fantasy sports in U.S. states that do not require licenses in the second quarter of calendar 2023. Fantasy sports generates no risk revenue from inception. In early 2023, we will roll out sports betting, racing and fantasy sports in Australia which apps are intended to be in operation prior to the Australian Autumn Racing Carnival in April 2023. We expect to generate gaming revenue from users on with respect to these apps.

If we are unable to raise the entirety of the required funds ($5,500,000), we will have to curtail our operations. If we receive $1,500,000 in funding, we will allocate such funds as follows;

•

$550,000 for the completion and deployment of our sportsbook and fantasy sports apps in Australia and includes racing in North Dakota and, over time, a range of other states in the U.S. We do not expect any further capex for the platform roll-out, and additional web-site development and optimization

•	$500,000 for the completion and roll out of our 24/7 sports app which will enable us to deliver the app in Australia and all states of the U.S.,
•	$100,000 for professional and advisory fees,
•	$250,000 for marketing and public relations, and
•	$100,000 for salaries.
•	$1,500,000 - Total

We expect to generate gaming revenues from the rollout of our racing, sportsbook and fantasy sports apps in Australia and racing in North Dakota and other states. We also expect to generate advertising revenue from the roll out of our 24/7 sports app in Australia and all states of the U.S. At this time, we cannot predict the level of income from the projected revenue sources.

Thereafter, as more cash becomes available, we currently plan to prioritize our operations in the following order:

•	Sports and racing betting in Australia,
•	24/7 sports app roll out in Australia and the US,
•	Fantasy sports app roll out in the U.S. and related marketing activities,
•	Racing app roll out in North Dakota and related states,
•	Marketing relating to racing,
•	Sports betting roll out in initial US states, and
•	Expansion of ADW (racing) and sports betting to additional states.

34

EXECUTIVE COMPENSATION

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during fiscal years ended December 31, 2021 and December 31, 2020. No other executive officer received total annual salary and bonus compensation in excess of $100,000.

				Stock	Option	All Other
		Salary	Bonus	Awards	Awards	Compensation	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)	($)
Marino Sussich	2021	7,587	0	0	0	0	7,587
Former Chairman and Current Director	2020	0	0	0	0	0	0
Jeremy Samuel (1)	2021	11,000	0	0	0	0	11,000
Former Chief Executive Officer, Current	2020	0	0	0	0	0	0
President and Director
Stephen Oliver (2)	2021	12,398	0	0	0	0	12,398
Former Chief Operations Officer	2020	0	0	0	0	0	0
Rishi Kher	2021	4,508	0	0	0	0	4,508
Chief Financial Officer (3)	2020	0	0	0	0	0	0
Ashley Kent	2021	10,887					10,887
Former Chief Marketing Officer (4)	2020	0	0	0	0	0	0
Joe Martinez	2021	0					0
Chief Executive Officer and Chairman (5)	2020	0	0	0	0	0	0
Lee Saltzer	2021	0					0
Chief Operating Officer (6)	2020	0	0	0	0	0	0

Employment Agreements.

Except as noted below, there are no agreements or understandings for any of our executive officers or directors to resign at the request of another person and no officer or director is acting on behalf of nor will any of them act at the direction of any other person

(1). On November 1, 2021, Mr. Jeremy Samuel and Apple iSports, Inc. entered into a Letter of Engagement for the appointment of Mr. Samuel as President of Apple iSports Inc. for a period of three years. His annual salary is $240,000.

(2). On December 30, 2021, Mr. Stephen Oliver and Apple iSports Australia Pty Ltd entered into a Letter of Engagement for the appointment of Mr. Oliver as the Chief Operating Officer of Apple iSports Australia Pty Ltd. for a period of one year. His annual salary is AUD $180,000 (USD $122,400). His contract expired on December 31, 2022 and was not renewed.

(3). On November 30, 2021, Mr. Rishi Kher and Apple iSports Australia Pty Ltd entered into a Letter of Engagement for the appointment of Mr. Kher as the Chief Financial Officer of Apple iSports Australia Pty Ltd. for a period of one year. His annual salary is AUD $79,200 (USD $53,850).

(4). On June 1, 2022, Mr. Ashley Kent and Apple iSports Australia Pty Ltd entered into a Letter of Engagement for the appointment of Mr. Kent as the Chief Marketing Officer of Apple iSports Australia Pty Ltd. for a period of one year. His annual salary was AUD $180,000 (USD $122,400). His contract was terminated on December 31, 2022.

(5). On August 15, 2022, Mr. Joe Martinez and Apple iSports, Inc. entered into a Letter of Engagement for the appointment of Mr. Martinez as CEO and Chairman of Apple iSports Inc. His annual salary is $240,000 and increased to $400,000 effective as of the closing date of the Stock Exchange Agreement.

(6) On February 1, 2023, Mr. Lee Saltzer was appoint Chief Operating Officer of Apple iSports Australia Pty Ltd with annual salary of AUD $200,000 (USD $136,000).

Grants of Plan-Based Awards

No plan-based awards were granted to any of our named executive officers during the fiscal year ended December 31, 2021. However, the Company intends to establish a stock option plan for its executive officers and employees in the immediate future.

35

Outstanding Equity Awards at Fiscal Year End

No unexercised options or warrants were held by any of our named executive officers as of December 31, 2021. No equity awards were made during the fiscal year ended December 31, 2021.

Option Exercises and Stock Vested

No options to purchase our capital stock were exercised by any of our named executive officers, nor was any restricted stock held by such executive officers vested during the fiscal year ended December 31, 2021.

Pension Benefits

No named executive officers received or held pension benefits during the fiscal year ended December 31, 2021.

Nonqualified Deferred Compensation

No nonqualified deferred compensation was offered or issued to any named executive officer during the fiscal year ended December 31, 2021.

Potential Payments Upon Termination or Change in Control

Our executive officers are not entitled to severance payments upon the termination of their employment agreements or following a change in control.

Compensation of Directors

No member of our Board of Directors received any compensation for his services as a director during the fiscal year ended December 31, 2021.

Compensation Committee Interlocks and Insider Participation

During the fiscal year 2022 we did not have a standing compensation committee. Our Board of Directors was responsible for the functions that would otherwise be handled by the compensation committee. All directors participated in deliberations concerning executive officer compensation, including directors who were also executive officers, however, none of our executive officers received any compensation during the last fiscal year. None of our executive officers has served on the Board of Directors or compensation committee (or other committee serving an equivalent function) of any other entity, any of whose executive officers served on our Board or Compensation Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of the date of this filing and gives effect to the Stock Exchange by (i) each named executive officer, (ii) each member of our Board of Directors, (iii) each person deemed to be the beneficial owner of more than five percent (5%) of any class of our common stock, and (iv) all of our executive officers and directors as a group.

Unless otherwise indicated, each person named in the following table is assumed to have sole voting power and investment power with respect to all shares of our common stock listed as owned by such person. The address of each person is deemed to be the address of the issuer unless otherwise noted. The percentage of common stock held by each listed person is based on 202,704,211 shares of common stock outstanding as of the date of this filing. Pursuant to Rule 13d-3 promulgated under the Exchange Act, any securities not outstanding which are subject to warrants, rights or conversion privileges exercisable within 60 days are deemed to be outstanding for purposes of computing the percentage of outstanding securities of the class owned by such person but are not deemed to be outstanding for the purposes of computing the percentage of any other person. Unless stated otherwise, the address of each shareholder is the address of the Company.

Name of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
Officers and Directors
Joe Martinez - Chief Executive Officer and Chairman	0	0
Jeremy Samuel – President and Director	0	0
Rishi Kher – Chief Financial Officer	0	0
Lee Saltzer – Chief Operations Officer	57,140	<1%
Marino Sussich(1)	130,733,809	66%
All officers and directors as a group (5 individuals)		66%

Greater than 5% Shareholders
Cres Pty Ltd atf Cres Discretionary Trust No. 2(1)	123,970,000	66%

(1) Share amount represent 123,970,000 shares of common stock held by Cres Pty Ltd atf Cres Discretionary Trust No. 2, an Australian trust, 6,563,809 shares of common stock held by Copper Hill Assets Inc., a British Virgin Island company and 200,000 shares held by Apple iSports Investment Group Pty Ltd., an Australian company. Mr. Sussich is the controlling party of each the three named entities. His address is the address of the Company.

36

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

The following table sets forth the name, age, and position of sole executive officers and directors. Executive officers are elected annually by our Board of Directors.  Each executive officer holds his office until he resigns, is removed by the Board, or his successor is elected and qualified.  Directors are elected annually by our stockholders at the annual meeting.  Each director holds his office until his successor is elected and qualified or his earlier resignation or removal.

NAME	AGE	POSITION
Joe Martinez	70	Chairman and Chief Executive Officer and Director
Jeremy Samuel	53	President and Director
Lee Saltzer	40	Chief Operating Officer
Rishi Kher	31	Chief Financial Officer
Marino Sussich	62	Director

Joe Martinez. Mr. Martinez became Chairman and Chief Executive Officer of the Company in connection with the closing of the Stock Exchange Agreement. He became Chairman and Chief Executive Officer of AiS on August 15, 2022.

Mr. Martinez brings a strong background as a financial and operating executive. From January 2022, he has been the chief revenue officer of IPK Technologies, San Diego, California. In addition, Mr. Martinez is the founder and managing partner of Core Venture Partners, LLC, a merchant banking firm founded in 1998 which provides management consulting and financial advisory services to early stage, middle-market public and private companies.

Mr. Martinez has an MBA in Finance from the University of Denver.

Jeremey Samuel. Mr. Samuel became the President of the Company in connection with the closing of the Stock Exchange Agreement. He was appointed President and Chief Executive Officer of AiS in October 2021. He resigned as Chief Executive Officer on August 15, 2022 coincident with the appointment of Mr. Martinez. From August 2005 to present, he has been the principal of Clarity Growth Solutions, a consulting firm providing digital, marketing and technology strategies to various clients in greater Melbourne, Australia.

Lee Saltzer. Mr. Saltzer became the Chief Operating Officer of the Company in connection with the closing of the Stock Exchange Agreement. He was appointed Chief Operating Officer of AiS in February 2023. Mr Saltzer has over 20 years industry experience, having worked for some of the most successful online wagering companies in Australia in operational, managerial and executive roles, including as head of racing operations and head of trading operations. He brings deep experience in technical, operational, regulatory and marketing aspects of online wagering.

Rishi Kher. Mr. Kher became the Chief Financial Officer of the Company in connection with the closing of the Stock Exchange Agreement. He was appointed Chief Financial Officer of AiS in November 2021. Mr. Kher was a certified public accountant with Ernst & Young Australia from 2009 to 2016. Since that time, he has acted as a director and CFO, on a consulting basis, for several technology and manufacturing start-ups.

Marino Sussich. Mr. Sussich was appointed sole officer and director of the Company on November 16, 2022. He resigned in his officer capacity on the closing date of the Stock Exchange Agreement, however, he remains a director of the Company. He was the founder of AiS. Mr. Sussich is a serial entrepreneur and has provided various consulting services to small and medium sized companies.

37

Family Relationship

There is no family relationship among the directors and officers of the Company.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Exchange Act, requires the Company’s executive officers and directors and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission (hereinafter referred to as the “Commission”) initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership, of Common Stock and other equity securities of the Company on Forms 3, 4, and 5, respectively (“Section 16 Reporting”). Executive officers, directors and greater than 10% shareholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) reports they file.

During the fiscal year ended December 31, 2021, our sole officer and director and majority shareholder have filed their reports under Section 16 Reporting.

Corporate Governance

Board Committees

We presently do not have an audit committee, compensation committee or nominating committee or committee performing similar functions, as our management believes that until this point it has been premature at the early stage of our management and business development to form an audit, compensation, or nominating committee. Until these committees are established, these decisions will continue to be made by our Board of Directors. Although our Board of Directors has not established any minimum qualifications for director candidates, when considering potential director candidates, our Board of Directors considers the candidate's character, judgment, skills, and experience in the context of the needs of our Company and our Board of Directors.

Nominating Committee. We have not established a Nominating Committee because of our limited operations; we believe that we are able to effectively manage the issues normally considered by a Nominating Committee.

Audit Committee. We do not have an Audit Committee. The Company's board of directors performs some of the same functions of an Audit Committee, such as recommending a firm of independent certified public accountants to audit the financial statements; reviewing the auditors' independence, the financial statements and their audit report; and reviewing management's administration of the system of internal accounting controls. The Company does not currently have a written audit committee charter or similar document.

Code of Ethics. We do not currently have a Code of Ethics in place for the Company, although our Board of Directors has developed a framework for adoption in the coming months. Our business operations are currently not complex and are very limited. The Company seeks advice and counsel from outside experts such as our lawyers and accountants on matters relating to corporate governance and financial reporting.

Director Independence

Currently, we do not have independent directors, as the term “independent” is defined by the rules of the Nasdaq Stock Market.

38

Involvement in Certain Legal Proceedings

Over the past ten years, none of our directors or executive officers has been (i) involved in any petition under Federal bankruptcy laws or any state insolvency law, (ii) convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses), (iii) subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from (a) acting as a future’s commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity, (b) engaging in any type of business practice, or (c) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws, or (d) subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right to engage in any activity described in (iii)(a), (iv) found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated, (v) found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated. (vi) subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation, (b) any law or regulation respecting financial institutions or insurance companies, or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity, or (vii) the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member. Except as set forth in our discussion below in “Transactions with Related Persons; Promoters and Certain Control Persons; Director Independence,” none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

On May 29, 2019, Apple iSports entered into a rights contribution, technical cooperation and non-compete agreement (the “IP Contribution”) with Cooper Hill Assets Inc., a British Virgin Island company (“CHA”). CHA is wholly owned by Marino Sussich, a director of the Company. The Company issued 200 million shares of its common stock to CHA for the IP Contribution and proceeds of $29,990 from CHA. The Company has not attributed a book value to the IP Contribution. On October 1, 2022, CHA returned 5,000,000 shares to treasury of Apple iSports.

Stock Exchange Agreement.

The following related party transactions occurred with respect to the Stock Exchange Agreement;

-

Mr. Marino Sussich, the former sole officer and current director of the Company, through Cres Pty Ltd atf Cres Discretionary Trust No. 2 and Apple iSports Investment Group Pty Ltd., exchanged a total of 124,170,000 shares of common stock of Apple iSports for the same amount of shares of common stock of the Company,

and
-	Mr. Lee Saltzer, our current Chief Operating Officer, exchanged 57,100 shares of common stock of Apple iSports for the same amount of shares of common stock of the Company.

Related Party Loans

-

During the year ended December 31, 2021, Apple iSports advanced $30,408 to the Company. For the nine months ended September 30, 2022, Apple iSports advanced an additional $525 to the Company. The advances are unsecured and interest free.

-	During the nine months ended September 30, 2022, Apple iSports advanced $28,500 to Paramount Capital Inc., a wholly owned subsidiary of the Company. The advances are unsecured and interest free.

Mr. Sussich is the controlling party of both Apple iSports and the Company.

39

Related Party Payables

Related Party	Note	As of September 30, 2022
Due to shareholder	(a)	$1,635

Cres Discretionary Trust No. 2	(b)	$570,358
Apple iSports Investment Group Pty	(c)	171,359
ABA Investment Group Pty Ltd	(d)	128,652
Total		$870,369

Loan payable - related parties		$862,185
Accured interest - related parties		$8,184
		$870,369

a)	During the year ended December 31, 2021, and nine months ended September 30, 2022, Mr. Sussich advanced $1,335, and $500, respectively to Apple iSports. The advances were unsecured and interest free.

b)

On May 30, 2019, Apple iSports entered into a loan agreement with Cres Discretionary Trust No.2 (the “Lender”). The Lender is 100% owned by Mr. Sussich. The loan is unsecured, has a 3% annualized interest rate and is payable on demand by the Lender. As of September 30, 2022, Apple iSports had $570,358 outstanding on the loan, including accrued interest and recorded interest expense for the nine months ended September 30, 2022 of $4,877.

c)

On April 8, 2022, Apple iSports’ whole owned subsidiary, AIS Australia entered into a loan agreement with Apple iSports Investment Group Pty Ltd (the “Subsidiary Lender”). The Subsidiary Lender is 100% owned by Mr. Sussich. The loan is unsecured, has a 3% annualized interest rate and is payable on demand by the Subsidiary Lender. As of September 30, 2022, Apple iSports had $171,359 outstanding on the loan, including accrued interest and recorded interest expense for the nine months ended September 30, 2022 of $2,195.

d)

On April 8, 2022, Apple iSports’ wholly-owned subsidiary, AIS Australia entered into a loan agreement with ABA Investment Group Ltd (the “Subsidiary Lender 2”). The Subsidiary Lender 2 is 100% owned by the Mr. Sussich. The loan is unsecured, has a 3% annualized interest rate and is payable on demand by the Subsidiary Lender 2. As of September 30, 2022, the Company had $128,652 outstanding on the loan, including accrued interest and recorded interest expense for the nine months ended September 30, 2022 of $1,791.

LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties and an adverse result in these or other matters may arise from time to time that may harm our business. We are currently not aware of any such legal proceedings or claims that we believe will have a material adverse effect on our business, financial condition, operating results, or cash flows.

40

MARKET PRICE AND DIVIDENDS ON OUR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

Our common stock currently trades on the OTC-Pink Market under the symbol “PVNC.” The table below sets forth, for the fiscal quarters indicated, the high and low bid prices per share of our common stock as reflected on the OTC-Pink. The quotations represent inter-dealer prices without adjustment for retail markups, markdowns or commissions, and may not necessarily represent actual transactions.

Quarterly Period	High	Low

Fiscal year ended April 30, 2021:
First Quarter	$1.75	$1.18
Second Quarter	$1.44	$1.01
Third Quarter	$1.10	$1.00
Fourth Quarter	$1.10	$1.10

Fiscal year ended April 30, 2022:
First Quarter	$1.10	$0.60
Second Quarter	$1.44	$1.01
Third Quarter	$5.75	$0.51
Fourth Quarter	$3.25	$2.26

Fiscal year ended April 30, 2023:
First Quarter	$2.25	$4.00
Second Quarter	$4.00	$2.26
Third Quarter	$2.26	$2.00

The OTC-Pink is a quotation system and not a national securities exchange, and many companies have experienced limited liquidity when traded through this quotation system. Any trading has been sporadic and there has been no meaningful trading volume. Any investment in our Company should be considered extremely risky.

Holders

The Company is authorized by its Articles of Incorporation, as amended, to issue 500,000,000 shares of Common Stock. As of the date of this filing, there were approximately 600 holders of record of the Common Stock. Our Articles of Incorporation, as amended, authorize the issuance of up to 50,000,000 shares of Preferred Stock. The Company has not yet issued any of its Preferred Stock.

Equity Compensation Plans

We do not have in effect any compensation plans under which our equity securities are authorized for issuance and we do not have any outstanding stock options.

RECENT SALES OF UNREGISTERED SECURITIES

Stock Exchange Agreement

On March 23, 2023 (the “Closing Date”), we closed a share exchange pursuant to a Stock Exchange Agreement (the “Stock Exchange Agreement”), with AiS and the shareholders of AiS. Pursuant to the Stock Exchange Agreement, we issued to the AiS shareholders 195,062,000 shares of our common stock, par value $0.001 per share in exchange for all of the issued and outstanding capital stock of AiS. In addition, 31,000 AiS stock purchase warrants held by two AiS shareholders were cancelled and re-issued as Company stock purchase warrants.

The offer and sale of all of the securities above was effected under Regulation S promulgated under the Securities Act of 1933, as amended, as each such shareholder is a non-US Person, was not acquiring the shares on behalf of a US Person, and will not sell the shares unless pursuant to a registration statement or an available exemption.

DESCRIPTION OF SECURITIES

The Company’s authorized capital stock consists of 500,000,000 common shares with a par value of $0.0001 per share and 50,000,000 preferred shares with a par value of $0.0001 per share.

41

Common Stock

The holders of common stock are entitled to one vote per share on all matters submitted to a vote of the shareholders. In addition, the holders are entitled to receive dividends ratably, if any, as may be declared from time to time by the board of directors out of legally available funds. In the event of our dissolution, liquidation or winding-up, the holders of common stock are entitled to share ratably in all the assets remaining after payment of all our liabilities and subject to the prior distribution to any senior securities that may be outstanding at that time. The holders of common stock do not have cumulative voting rights or preemptive or other rights to acquire or subscribe for additional, unissued or treasury shares. The holders of more than 50% of such outstanding shares, voting at an election of directors can elect all the directors on the board of directors if they so choose and, in such event, the holders of the remaining shares will not be able to elect any of the directors.

Preferred Stock

Each share of preferred stock are “blank check” shares meaning the Company’s Board of Directors may establish various classes of preferred stock with such rights, privileges and preferences of the preferred stock (or class) as determined by the Board of Directors, all without shareholder approval.

Dividends

We have not paid any cash dividends to our shareholders. The declaration of any future cash dividends is at the discretion of our Board and depends upon our earnings, if any, our capital requirements and financial position, our general economic conditions, and other pertinent conditions. It is our present intention not to pay any cash dividends in the foreseeable future, but rather to reinvest earnings, if any, in our business operations.

Transfer Agent and Registrar

Our independent stock transfer agent is Securities Transfer Corporation.

Prior to the closing of the Stock Exchange Agreement, we had approximately 600 holders of record of our common stock. Following the closing of the Stock Exchange, Agreement we will have approximately 640 holders of record of our common stock.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Nevada Business Corporation Act permits Nevada corporations such as ours to include in the articles of incorporation a provision eliminating or limiting directors' exposure to liability for monetary damages for breaches of their duty of care as directors, if the director acted in good faith and with ordinary care. The act does not eliminate the directors' liability for monetary damages for acts or omissions not in good faith or involving the intentional violations of law, the improper purchase or redemption of stock, payment of improper dividends or any transaction from which the director received an improper personal benefit.

The act also permits Nevada corporations to include in the articles of incorporation a provision to indemnify any and all persons it has the power to indemnity. The act provides that a Nevada corporation may indemnify a person who was, is or is threatened to be made, a named party in a proceeding because the person is or was acting on behalf of the corporation. The indemnification by the corporation may be made if it is determined that the person conducted himself in good faith, reasonably believed that the conduct was in the corporation's best interests if the indemnitee is a director or was at least not opposed to the corporations' best interests if the person was someone other than a director. Directors may not be indemnified if the person improperly benefited personally, or the person is found liable to the corporation. The indemnification may be in respect of judgments, penalties, fines, settlements, and reasonable expenses actually incurred.

We have implemented the above-described provisions in our articles of incorporation. In addition, our by-laws provide for similar provisions. We do not have separate agreements of indemnification or advancement of expenses. We do not have directors and officers insurance.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling our company pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC, indemnification is against public policy and is therefore unenforceable. In the event that a claim for indemnification against liabilities, other than the payment by us of expenses incurred by a director, officer or controlling person in successful defense of any action, suit or proceedings, is asserted by such director, officer or controlling person in connection with the securities being offered or sold by us, we will, unless in the opinion of its counsel that the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the federal securities law, and will be governed by the final adjudication of such case.

On June 28, 2019, the Company amended its By-Laws to opt out of Nevada Revised Statute 78.378-78.3793 ACQUISITION OF CONTROLLING INTEREST.

42

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired filed herewith are the following:

1.	Audited financial statements of Apple iSports Inc. for the annual periods ended December 31, 2021 and December 31, 2020.
2.	Unaudited financial statements of Apple iSports Inc. for the nine months ended September 30, 2022 and September 31, 2021.

APPLE iSPORTS, INC

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31 2021 AND 2020

F-1

APPLE iSPORTS, INC

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

F-2

REPORT OF REGISTERED INDEPENDENT AUDITORS

To the Board of Directors and

Stockholders of Apple iSports, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Apple iSports Inc. and subsidiary (the Company) as of December 31, 2021 and 2020 and the related statements of comprehensive loss, stockholders’ equity (deficit), and cash flows for each of the two years in the period ended December 31, 2021 and the related notes (collectively referred to as the consolidated financial statements). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of their operations and their cash flows for each of the two years in the period ended December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has not yet established an ongoing source of revenues and cash flows sufficient to cover its operating costs, incurred a net loss and negative cash flow from operations for the year ended December 31, 2021, which raises substantial doubt about their ability to continue as a going concern. Management’s plan in regards to these matters are described in Note 2. These consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Morison Cogen LLP

February 15, 2023

We have served as the Company’s auditor since 2022.

F-3

APPLE ISPORTS INC

CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 31, 2021 AND 2020

	2021	2020
ASSETS

CURRENT ASSETS:
Cash or cash equivalents	$8,400	$-
Related party loan receivable	30,408	30,408
Goods and service tax receivable	2,794	-
TOTAL CURRENT ASSETS	41,602	30,408

TOTAL ASSETS	$41,602	$30,408

LIABILIATIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$28,691	$-
Due to related parties	1,335	1,335
Related party loan payable	38,463	-
Accrued interest	30	-
TOTAL CURRENT LIABILITIES	68,519	1,335

TOTAL LIABILITIES	$68,519	$1,335

STOCKHOLDERS' EQUITY (DEFICIT):
Common stock, $.0001 par value, 200,000,000 shares authorized, issued and outstanding as of December 31, 2021 and 2020	$20,000	$20,000
Additional paid-in capital	9,990	9,990
Accumulated deficit	(58,897)	(917)
Accumulated other comprehensive income	1,991	-
TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	(26,916)	29,073

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$41,602	$30,408

The accompanying notes are an integral part of these consolidated financial statements.

F-4

APPLE ISPORTS INC

CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	Year end	year end
	2021	2020

Net revenues	$-	$-

Operating expenses:
Salaries and wages	13,830	-
Bank service fees	8	-
Consulting fees	36,067	-
Professional fees	4,508	-
Regulatory fees	156	-
Training and development	3,382	-
Total operating expenses	57,951	-

Loss from operations	(57,951)	-

Other expenses
Interest expense	29	-
Total other expenses	29	-

Operating loss before income taxes	(57,980)	-

Provision for income taxes	-	-

Net loss	$(57,980)	$-

Other Comprehensive Loss
Foreign currency translation adjustment	1,991	-
Comprehensive Loss	$(55,989)	$-

Net loss per share - basic and diluted	$(0.00)	$-

Weighted number of shares outstanding - Basic and diluted	200,000,000	200,000,000

The accompanying notes are an integral part of these consolidated financial statements.

F-5

APPLE ISPORTS INC

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	Common		Additional Paid-In	Accumulated Other Comprehensive	Accumulated	Stockholders' Equity
	Shares	Par Value	Capital	Income	Deficit	(Deficit)
Balance December 31, 2019	200,000,000	$20,000	$9,990	$-	$(917)	$29,073

Net income (loss) for year	-	-	-	-	-	-

Balance December 31, 2020	200,000,000	$20,000	$9,990	$-	$(917)	$29,073

Net loss for period	-	-	-	-	(57,980)	(57,980)
Other comprehensive income	-	-	-	1,991	-	1,991

Balance December 31, 2021	200,000,000	$20,000	$9,990	$1,991	$(58,897)	$(26,916)

The accompanying notes are an integral part of these consolidated financial statements.

F-6

APPLE ISPORTS INC

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	2021	2020

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(57,981)	$-

Change in operating assets and liabilities:
Goods and services tax receivable	(2,794)	-
Accounts payable and accrued expenses	28,691	-
Net cash used in operating activities	$(32,084)	$-

CASH FLOW FROM FINANCING ACTIVITIES:
Proceeds from related party loans	38,493	-
Net cash provided by financing activities	$38,493	$-

Effect of changes in exchange rates on cash and cash equivalents	1,991

NET INCREASE IN CASH	8,400	-

CASH AND CASH EQUIVALENTS at beginning of year	-	-
CASH AND CASH EQUIVALENTS at end of year	$8,400	$-

Supplemental disclosure of cash flow information
Cash paid for:
Interest	$-	$-
Income Taxes	$-	$-

The accompanying notes are an integral part of these consolidated financial statements.

F-7

APPLE ISPORTS INC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. The Company History and Nature of the Business

Apple iSports Inc. (the “Company”), formed on May 29, 2019 in the State of Delaware, and has been engaged in the development of an online sports engagement portal that will include, racing and sports betting, fantasy sports and sports content. On November 9, 2021, the Company incorporated Apple iSports Pty Ltd (“AIS Australia”) as a wholly owned subsidiary.

Note 2. Going Concern

The Company’s consolidated financial statements as of December 31, 2021 and 2020, have been prepared using generally accepted accounting principles in the United States of America applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business.

The Company has not yet established an ongoing source of revenues and cash flows sufficient to cover its operating costs and allow it to continue as a going concern. The Company has a net loss and negative cash flow from operations for the year ended December 31, 2021. These factors among others raise substantial doubt about the ability of the company to continue as a going concern.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management’s plan is to obtain such resources for the Company by obtaining capital from management and significant stockholders sufficient to meet its minimal operating expenses and seeking third party equity and/or debt financing. However, management cannot provide any assurances that the Company will be successful in accomplishing any of its plans. These consolidated financial statements do not include any adjustments related to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Note 3. Summary of Significant Accounting Policies

Basis of Presentation

The consolidated financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”). These consolidated financial statements incorporate the financial statements of the Company and its wholly owned subsidiary, AIS Australia. All significant intercompany transactions and balances have been eliminated in consolidation.

The Company is an emerging growth company as the term is used in The Jumpstart Our Business Startups Act enacted on April 5, 2012 and has elected to comply with certain reduced public company reporting requirements.

The Company’s activities are subject to significant risks and uncertainties, including failing to secure additional financing needed to execute its business plan.

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue, and expenses. Actual results and outcomes may differ from management’s estimates and assumptions.

F-8

Foreign Currency Transactions and Translation

Apple iSports, Inc.’s functional currency is the United States Dollar (“US $”). The Company’s wholly owned subsidiary, AIS Australia’s functional currency in which it operates is Australian Dollars (“AUD”).

For the purpose of presenting these consolidated financial statements the reporting currency is US$. AIS Australia’s assets and liabilities are expressed in US$ at the exchange rate on the balance sheet date, stockholder’s equity accounts are translated at historical rates, and income and expense items are translated at the weighted average exchange rate during the period. The resulting translation adjustments are reported under accumulated other comprehensive income in the stockholder’s equity section of the balance sheets.

Transactions in currencies other than the entity’s functional currency are recorded at the rates of exchange prevailing on the date of the transaction. At the end of each reporting period, monetary items denominated in foreign currencies are translated at the rates prevailing at the end of the reporting periods. Exchange differences arising on the settlement of monetary items and on translation of monetary items at period-end are included in statement of comprehensive loss.

Exchange rate used for the translation as follows:

US$ to AUD

	Period End	Average
December 31, 2021	$0.7256	$0.7514

Fair Values of Financial Instruments

The Company adopted Accounting Standards Codification (“ASC”) 820 “Fair Value Measurements,” which defines fair value, establishes a three-level valuation hierarchy for disclosures of fair value measurement and enhances disclosures requirements for fair value measures. Current assets and current liabilities qualified as financial instruments and management believes their carrying amounts are a reasonable estimate of fair value because of the short period of time between the origination of such instruments and their expected realization and if applicable, their current interest rate is equivalent to interest rates currently available.  The three levels are defined as follow:

•	Level 1 — inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

•

Level 2 — inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the assets or liability, either directly or indirectly, for substantially the full term of the financial instruments.

•	Level 3 — inputs to the valuation methodology are unobservable and significant to the fair value.

As of the balance sheet date, the estimated fair values of the financial instruments, such as accounts payable and accrued expenses, approximated their fair values due to the short-term nature of these instruments. As of the balance sheet date, the estimated fair value of the related party loan receivable, related party loan payable, and due to related party, approximated their fair values due to the short-term nature of these instruments. Determining which category an asset or liability falls within the hierarchy requires significant judgment. The Company evaluates the hierarchy disclosures each year.

F-9

Related parties

The Company adopted ASC 850, Related Party Disclosures, for the identification of related parties and disclosure of related party transactions.

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Comprehensive income (loss)

The Company follows ASC 220 in reporting comprehensive income (loss). Comprehensive income (loss) is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income (loss).

Earnings (Loss) Per Share

The Company follows ASC 260 when reporting Earnings (Loss) Per Share resulting in the presentation of basic and diluted earnings (loss) per share. Because the Company does not have any common stock equivalents, such as stock options and warrants, the amounts reported for basic and diluted net loss per share were the same.

Revenue Recognition

The Company adopted FASB Accounting Standards Update (“ASU”) 2014-09, Revenue from Contracts with Customers, and its related amendments (collectively known as “ASC 606”), effective May 29, 2019. The Company determines revenue recognition through the following steps:

•	Identification of a contract with a customer;
•	Identification of the performance obligations in the contract;
•	Determination of the transaction price;
•	Allocation of the transaction price to the performance obligations in the contract; and
•	Recognition of revenue when or as the performance obligations are satisfied.

Revenue is recognized when performance obligations are satisfied through the transfer of control of promised goods or services to the Company's customers in an amount that reflects the consideration expected to be received in exchange for transferring goods or services to customers. Control transfers once a customer has the ability to direct the use of, and obtain substantially all of the benefits from, the product. This includes the transfer of legal title, physical possession, the risks and rewards of ownership, and customer acceptance.

Income Taxes

The Company accounts for income taxes pursuant to FASB ASC 740. Deferred tax assets and liabilities are determined based on temporary differences between the bases of certain assets and liabilities for income tax and financial reporting purposes. The deferred tax assets and liabilities are classified according to the financial statement classification of the assets and liabilities generating the differences.

The Company maintains a valuation allowance with respect to deferred tax assets. The Company establishes a valuation allowance based upon the potential likelihood of realizing the deferred tax asset and taking into consideration the Company’s consolidated financial position and results of operations for the current period. Future realization of the deferred tax benefit depends on the existence of sufficient taxable income within the carry-forward period under the Federal tax laws. Changes in circumstances, such as the Company generating taxable income, could cause a change in judgment about the realizability of the related deferred tax asset. Any change in the valuation allowance will be included in income in the year of the change in estimates

F-10

Intellectual Property.

On May 29, 2019, the Company entered into a rights contribution, technical cooperation and non-compete agreement (the “IP Contribution”) with Cooper Hill Assets Inc., a British Virgin Island company (“CHA”). CHA is wholly owned by Marino Sussich, a director of the Company. The Company issued 200 million shares of its common stock to CHA for the IP Contribution and proceeds of $29,990 from CHA. The Company has not attributed a book value to the IP Contribution.

Risks and uncertainties

Credit risk

As of December 31, 2021, cash deposits at financial institutions include $0 US dollars and $8,400 in Australian dollars. Australian bank accounts are insured with deposit protection up to 250,000 AUD. Accordingly, the Company is not subject to credit risk regarding cash.

Recently Issued and Recently Adopted Accounting Pronouncements

In February 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2016-02, Leases (Topic 842). This ASU requires a lessee to recognize a right-of-use asset and a lease liability under most operating leases in its balance sheet. The ASU is effective for annual and interim periods beginning after December 15, 2021. Early adoption is permitted. The Company will adopted this standard effective January 1, 2022 and the Company does not expect the adoption of this standard to have a material impact on their consolidated financial statements.

Management does not believe that any other recently issued, but not yet effective, accounting standards could have a material effect on the accompanying financial statements. As new accounting pronouncements are issued, the Company will adopt those that are applicable under the circumstances.

Note 4. Related party

Transactions

Related party receivable

Related Party	Note	As of December 31, 2021	As of December 31, 2020
Prevention Isurance.com	(a)	$30,408	$30,408
Total		$30,408	$30,408

a)

During the year ended December 31, 2019, the Company advanced $30,408 to Prevention Insurance.com (“PVNC”), a public company. The advances were unsecured and interest free. Marino Sussich, a director and through his ownership of CHA, is the controlling stockholder of the Company also is the President and majority shareholder of PVNC.

Related party payables

Related Party	Note	As of December 31, 2021	As of December 31, 2020
Due to stockholder	(a)	$1,335	$1,335
Cres discretionary trust No.2	(b)	$38,493	-
Total		$39,828	$1,335

a)	During the year ended December 31, 2019, Mr. Sussich advanced $1,335 to the Company. The advances were unsecured and interest free.

b)

On May 30, 2019, the Company entered into a loan agreement with Cres Discretionary Trust No.2 (the “Lender”). The Lender is 100% owned by the Mr. Sussich. The loan is unsecured, has a 3% annualized interest rate and is payable on demand by the Lender. The Company had $38,493 and $0 outstanding on the loan as of December 31, 2021 and 2020, respectively. The Company recorded interest expense on the loan of $29 and $0 for the years ended December 31, 2021 and 2020, respectively.

F-11

Stock Issuances

As mentioned above, on May 29, 2019, pursuant to the IP Contribution and the sum of $29,000 both from CHA, CHA received 200 million shares of common stock of the Company. The Company has not attributed a book value to the IP Contribution. On October 1, 2022, CHA returned 5,000,000 shares to Treasury.

Note 5. Common Stock

On May 29, 2019, the Company issued 200,000,000 shares of its common stock to CHA for the IP Contribution and $29,990 of proceeds from CHA (Note 3). On October 1, 2022, CHA returned 5,000,000 shares to Treasury.

On May 15, 2021, CHA informed the Company as to a private transfer of 65,000,000 shares of common stock to three corporate entities. On September 29, 2021, these corporate entities transferred these shares to eight individuals.

Note 6. Income Taxes

The Company utilized the asset and liability method of accounting for income taxes in accordance with FASB ASC 740-10. If it is more likely than not that some portion or all a deferred tax asset will not be realized, a valuation allowance is recognized.

a. United States (US)

The Company is subject to US tax laws at a tax rate of 21%. No provision for US federal income taxes has been made as the Company had no taxable income for the years ended December 31, 2021 and 2020. The Company is subject to the State of Delaware tax laws at a tax rate of 8.7%.

b. Australia (AU)

Apple iSports Pty Ltd, a wholly owned subsidiary of the Company, was incorporated in Australia in November 2021 and maybe subject to a corporate income tax on its activities conducted in Australia and income arising in or from Australia. No provision for income tax has been made as the subsidiary had no taxable income for the year ended December 31, 2021. The applicable statutory tax rate is 25%.

The Company’s income tax returns are subject to the various tax authorities’ examinations. The federal, state and local authorities of the US may examine the Company’s tax returns filed in the US for three years from the date of filing. The Company’s US income tax returns since 2019 are currently subject to examination.

The Australian Taxation Office may examine the Company’s income tax returns filed in Australia for 4 years from the date of filing. The Company's Australian subsidiary’s tax year end is currently June 30. The June 30, 2022 corporate income tax return has not been filed and is due on or before May 15, 2023.

Significant components of the Company’s net deferred income tax assets as of December 31, 2021 and 2020 consist of net operating loss carryforwards. The net operating loss carry forwards for US federal and Australian tax purposes are available for carryforward indefinitely for use in offsetting taxable income. The US federal net operating loss carry forward offset is limited to up to 80% of the taxable income. The State of Delaware net operating loss carry forwards are available for carryforward for 20 years for use in offsetting taxable income. Realization of the future tax benefits is dependent on the Company’s ability to generate sufficient taxable income within the carry-forward period.

F-12

As of December 31, 2021 and 2020, the Company had net operating loss carryforwards of approximately $59,000 thousand and $1,000, respectively. The net operating loss carryforwards included the following components:

The income tax (benefit) provision consists of the following:

	December 31,
	2021	2020
Current	$-	$-
Deferred	(12,176)	-
Change in Valuation allowance	12,176	-

	$-	$-

The reconciliation of the statutory federal rate to the Company’s effective income tax rate is as follows:

	December 31,
	2021	2020
U.S federal income tax benefit at
Federal statutory rate	21.0%	21.0%
State taxes	8.7%	8.7%
Foreign taxes	25.0%	0.0%
Change in federal valuation allowance	(21.0)%	(21.0)%
Change in state valuation allowance	(8.7)%	(8.7)%
Change in foreign valuation allowance	(25.0)%	0.0%

Net	0.0%	0.0%

The primary components of the Company’s December 31, 2021 and 2020 deferred tax assets and related valuation allowances are as follows:

	December 31,
	2021	2020

Deferred tax asset for NOL carryforwards	$(12,369)	$(193)
Valuation allowances	12,369	193

Net	$-	$-

The Company has determined, based upon available evidence, that it is more likely than not that the majority of the net deferred tax asset will not be realized and, accordingly, has provided a full valuation allowance against all components of the deferred tax asset

Note 7. Subsequent Events

On September 21, 2022, the Company amended its Certificate of Incorporation to increase its authorized shares of common stock to 200,000,000 shares at $0.0001 par value per share.

On October 3, 2022, the Company filed a Form D with the Securities and Exchange Commission identifying its plan to raise up to $5,000,000 at a price per share of $1.00.  As of December 31, 2022, the Company raised $62,000 from two investors and issued 62,000 shares of common stock and 31,000 stock purchase warrants. In addition, the investors are entitled to receive one stock purchase warrant for every two shares of common stock purchased. The warrant exercise price is $0.75 and the warrant term is one year.

On February 13, 2023, the Company filed with the State of Delaware an amendment to its Articles of Incorporation which effected a 20 for 1 forward stock split of its common stock for shareholders of record on September 21, 2022. The stock split increased the common stock outstanding to 200,000,000.  All share information has been retroactively adjusted in these consolidated financial statements.

F-13

APPLE iSPORTS, INC

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED

SEPTEMBER 30, 2022 AND 2021 (UNAUDITED)

F-14

APPLE iSPORTS, INC

F-15

APPLE ISPORTS, INC

CONDENSED CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	September 30, 2022	December 31, 2021
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$1,743	$8,400
Loan receivable - related party	59,433	30,408
Goods and service tax receivable	20,498	2,794
Prepaid expenses	12,555
TOTAL ASSETS	$94,228	$41,602

LIABILIATIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$118,281	$28,691
Due to related party	1,835	1,335
Loan payable - related parties	862,185	38,463
Accrued interest - related parties	8,184	30
Accrued payroll	4,907	-
TOTAL LIABILITIES	$995,392	$68,518

STOCKHOLDERS' DEFICIT
Common stock, $.0001 par value, 200,000,000 shares authorized, issued and outstanding as of September 30, 2022 and December 31, 2021	$20,000	$20,000
Additional paid-in capital	9,990	9,990
Accumulated other comprehensive income	63,308	1,991
Accumulated deficit	(994,462)	(58,897)
TOTAL STOCKHOLDERS' DEFICIT	(901,164)	(26,916)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$94,228	$41,602

See the accompanying notes the condensed consolidated financial statements.

F-16

APPLE ISPORTS INC

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

FOR THE NINE MONTHS ENDED

SEPTEMBER 30, 2022 AND 2021 (UNAUDITED)

	September 30, 2022	September 30, 2021

Net revenues	$-	$-

Operating expenses:
Marketing and sales	110,244	-
Foreign exchange gain	(13,188)	-
Rent	40,918	-
Salaries and wages	110,099	-
Bank service fees	115	-
Consulting fees	247,469	-
Professional fees	109,602	-
Travel, meals and entertainment	49,859	-
Regulatory fees	16,946	-
Dues and subscriptions	27,120	-
Office	9,886	-
Related party expenses - officers & directors compensation	217,630	-
Total operating expenses	926,700	-

Loss from operations	(926,700)	-

Other expenses
Interest expense	8,864	-
Total other expenses	8,864	-

Operating loss before income taxes	(935,564)	-

Provision for income taxes	-	-

Net loss	$(935,564)	$-

Other Comprehensive Loss
Foreign currency translation adjustment	61,317	-
Comprehensive Loss	$(874,247)	$-

Net loss per share - basic and diluted	$(0.00)	$-

Weighted number of shares outstanding - Basic and diluted	200,000,000	200,000,000

 See the accompanying notes the condensed consolidated financial statements.

F-17

APPLE ISPORTS INC

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS' DEFICIT

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2022 AND 2021 (UNAUDITED)

	Common		Additional Paid-In	Accumulated Other Comprehensive	Accumulated	Stockholders' Equity
	Shares	Par Value	Capital	Income	Deficit	(Deficit)
Balance December 31, 2021	200,000,000	$20,000	$9,990	$1,991	$(58,898)	$(26,917)

Net loss for nine months ended	-	-	-		(935,564)	(935,564)
Other comprehensive income	-	-	-	61,317	-	61,317

Balance September 30, 2022	200,000,000	$20,000	$9,990	$63,308	$(994,462)	(901,164)

	Common		Additional Paid-In	Accumulated Other Comprehensive	Accumulated	Stockholders' Equity
	Shares	Par Value	Capital	Income	Deficit	(Deficit)
Balance December 31, 2020	200,000,000	$20,000	$9,990	$-	$(917)	$29,073

Net loss for nine months ended	-	-	-	-	-	-
Other comprehensive income	-	-	-	-	-	-

Balance September 30, 2021	200,000,000	$20,000	$9,990	$-	$(917)	$29,073

 See the accompanying notes the condensed consolidated financial statements.

F-18

APPLE ISPORTS INC

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE NINE MONTHS ENDED

SEPTEMBER 30, 2022 AND 2021 (UNAUDITED)

	2022	2021

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(935,564)	$-
Adjustments to reconcile net loss to cash used in operating activities:

Change in operating assets and liabilities:
Goods and services tax receivable	(17,703)	-
Prepaid expenses	(12,555)
Accounts payable and accrued expenses	89,590	-
Accrued interest	8,154	-
Accrued payroll	4,907	-
Net cash used in operating activities	$(863,171)	$-

CASH FLOW FROM FINANCING ACTIVITIES:
Advances to related party	500	-
Advances on loan receivable to related party	(29,025)	-
Proceeds from loan payable from related party	823,722	-
Net cash provided by financing activities	$795,197	$-

Effect of changes in exchange rates on cash and cash equivalents	61,317	-

NET DECREASE IN CASH	(6,657)	-

CASH AND CASH EQUIVALENTS at beginning of year	8,400	-
CASH AND CASH EQUIVALENTS at end of year	$1,743	$-

Supplemental disclosure of cash flow information
Cash paid for:
Interest	$-	$-
Income Taxes	$-	$-

 See the accompanying notes the condensed consolidated financial statements.

F-19

APPLE ISPORTS INC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1. The Company History and Nature of the Business

Apple iSports Inc. (the “Company”), formed on May 29, 2019 in the State of Delaware, and has been engaged in the development of an online sports engagement portal that will include, racing and sports betting, fantasy sports and sports content.   On November 9, 2021, the Company incorporated Apple iSports Pty Ltd (“AIS Australia”) as a wholly owned subsidiary.

On September 21, 2022, the Company amended its Certificate of Incorporation to increase its authorized shares of common stock to 200,000,000 shares at $0.0001 par value per share.

Note 2. Going Concern

The Company’s condensed consolidated financial statements  have been prepared using generally accepted accounting principles in the United States of America applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business.

The Company has not yet established an ongoing source of revenues and cash flows sufficient to cover its operating costs and allow it to continue as a going concern. The Company has a net loss and negative cash flow from operations for the nine months ended September 30, 2022. These factors among others raise substantial doubt about the ability of the company to continue as a going concern.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management’s plan is to obtain such resources for the Company by obtaining capital from management and significant stockholders sufficient to meet its minimal operating expenses and seeking third party equity and/or debt financing. However, management cannot provide any assurances that the Company will be successful in accomplishing any of its plans. These condensed consolidated financial statements do not include any adjustments related to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Note 3. Summary of Significant Accounting Policies

Basis of Presentation

The condensed consolidated financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”). These condensed consolidated financial statements incorporate the financial statements of the Company and its wholly owned subsidiary, AIS Australia. All significant intercompany transactions and balances have been eliminated in consolidation.

The Company is an emerging growth company as the term is used in The Jumpstart Our Business Startups Act enacted on April 5, 2012 and has elected to comply with certain reduced public company reporting requirements.

The Company’s activities are subject to significant risks and uncertainties, including failing to secure additional financing needed to execute its business plan.

Unaudited Interim Financial Information

The unaudited interim condensed consolidated financial statements and related notes have been prepared in accordance with U.S. GAAP for interim financial information, within the rules and regulations of the United States Securities and Exchange Commission (the “SEC”). Certain information and disclosures normally included in the annual financial statements prepared in accordance with U.S. GAAP have been condensed or omitted pursuant to such rules and regulations. The unaudited interim condensed consolidated financial statements have been prepared on a basis consistent with the audited financial statements and in the opinion of management, reflect all adjustments, consisting of only normal recurring adjustments, necessary for the fair presentation of the consolidated results for the interim periods presented and of the consolidated financial condition as of the date of the interim condensed consolidated balance sheet. The financial data and the other information disclosed in these notes to the interim condensed consolidated financial statements related to the nine-month periods are unaudited. Unaudited interim results are not necessarily indicative of the results for the full fiscal year. These unaudited interim condensed consolidated financial statements should be read in conjunction with the consolidated financial statements of the Company for the year ended December 31, 2021 and notes thereto.

F-20

Use of Estimates

The preparation of condensed consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue, and expenses. Actual results and outcomes may differ from management’s estimates and assumptions.

Foreign Currency Transactions and Translation

Apple iSports, Inc.’s functional currency is the United States Dollar (“US $”). The Company’s wholly owned subsidiary, AIS Australia’s functional currency in which it operates is Australian Dollars (“AUD”).

For the purpose of presenting these consolidated financial statements the reporting currency is US$. AIS Australia’s assets and liabilities are expressed in US$ at the exchange rate on the balance sheet date, stockholder’s equity accounts are translated at historical rates, income and expense items are translated at the average exchange rate during the period The resulting translation adjustments are reported under accumulated other comprehensive income in the stockholder’s equity section of the balance sheets.

Transactions in currencies other than the entity’s functional currency are recorded at the rates of exchange prevailing on the date of the transaction. Gains or losses resulting from transactions in currencies other than the functional currencies are recognized as part of operating expenses in the condensed consolidated statement of comprehensive loss.

Exchange rates used for the translations are as follows:

AUD to US$

	Period End	Average
December 31, 2021	$0.7256	$0.7514
September 30, 2022	$0.6513	$0.7075

Fair Values of Financial Instruments

The Company adopted Accounting Standards Codification (“ASC”) 820 “Fair Value Measurements,” which defines fair value, establishes a three-level valuation hierarchy for disclosures of fair value measurement and enhances disclosures requirements for fair value measures. Current assets and current liabilities qualified as financial instruments and management believes their carrying amounts are a reasonable estimate of fair value because of the short period of time between the origination of such instruments and their expected realization and if applicable, their current interest rate is equivalent to interest rates currently available.  The three levels are defined as follow:

•	Level 1 — inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

•

Level 2 — inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the assets or liability, either directly or indirectly, for substantially the full term of the financial instruments.

•	Level 3 — inputs to the valuation methodology are unobservable and significant to the fair value.

F-21

As of the balance sheet date, the estimated fair values of the financial instruments, such as accounts payable and accrued expenses, approximated their fair values due to the short-term nature of these instruments. As of the balance sheet date, the estimated fair value of the related party loan receivable, loan payable – related parties, and due to related party, approximated their fair values due to the short-term nature of these instruments. Determining which category an asset or liability falls within the hierarchy requires significant judgment. The Company evaluates the hierarchy disclosures each year.

Related parties

The Company adopted ASC 850, Related Party Disclosures, for the identification of related parties and disclosure of related party transactions.

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Comprehensive income (loss)

The Company follows ASC 220 in reporting comprehensive income (loss). Comprehensive income (loss) is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income (loss).

Earnings (Loss) Per Share

The Company follows ASC 260 when reporting Earnings (Loss) Per Share resulting in the presentation of basic and diluted earnings (loss) per share. Because the Company does not have any common stock equivalents, such as stock options and warrants, the amounts reported for basic and diluted net loss per share were the same.

Revenue Recognition

The Company adopted FASB Accounting Standards Update (“ASU”) 2014-09, Revenue from Contracts with Customers, and its related amendments (collectively known as “ASC 606”), effective May 29, 2019. The Company determines revenue recognition through the following steps:

•	Identification of a contract with a customer;
•	Identification of the performance obligations in the contract;
•	Determination of the transaction price;
•	Allocation of the transaction price to the performance obligations in the contract; and
•	Recognition of revenue when or as the performance obligations are satisfied.

Revenue is recognized when performance obligations are satisfied through the transfer of control of promised goods or services to the Company's customers in an amount that reflects the consideration expected to be received in exchange for transferring goods or services to customers. Control transfers once a customer has the ability to direct the use of, and obtain substantially all of the benefits from, the product. This includes the transfer of legal title, physical possession, the risks and rewards of ownership, and customer acceptance.

F-22

Income Taxes

The Company accounts for income taxes pursuant to FASB ASC 740. Deferred tax assets and liabilities are determined based on temporary differences between the bases of certain assets and liabilities for income tax and financial reporting purposes. The deferred tax assets and liabilities are classified according to the financial statement classification of the assets and liabilities generating the differences.

The Company maintains a valuation allowance with respect to deferred tax assets. The Company establishes a valuation allowance based upon the potential likelihood of realizing the deferred tax asset and taking into consideration the Company’s consolidated financial position and results of operations for the current period. Future realization of the deferred tax benefit depends on the existence of sufficient taxable income within the carry-forward period under the Federal tax laws. Changes in circumstances, such as the Company generating taxable income, could cause a change in judgment about the realizability of the related deferred tax asset. Any change in the valuation allowance will be included in income in the year of the change in estimates

Intellectual Property.

On May 29, 2019, the Company entered into a rights contribution, technical cooperation and non-compete agreement (the “IP Contribution”) with Cooper Hill Assets Inc., a British Virgin Island company (“CHA”). CHA is wholly owned by Marino Sussich, a director of the Company. The Company issued 200 million shares of its common stock to CHA for the IP Contribution and proceeds of $29,990 from CHA. The Company has not attributed a book value to the IP Contribution.

Risks and uncertainties

Credit risk

As of September 30, 2022, cash deposits at financial institutions include $1,707 US dollars and $36 in Australian dollars. Australian bank accounts are insured with deposit protection up to 250,000 AUD. US bank accounts are insured with deposit protection up to $250,000. Accordingly, the Company is not subject to credit risk regarding cash.

Note 4. Related party

Transactions

Related party receivable

Related Party	Note	As of September 30, 2022	As of December 31, 2021
Prevention Isurance.com	(a)	$30,933	$30,408
Paramount Capital	(b)	28,500	-
Total		$59,433	$30,408

a)

During the year ended December 31, 2021, the Company advanced $30,408 to Prevention Insurance.com (“PVNC”), a public company. For the nine months ended September 30, 2022, the Company advanced PVNC an additional $525. The advances are unsecured and interest free.

b)	During the nine months ended September 30, 2022, the Company advanced $28,500 to Paramount Capital (“PC”). PC is a wholly-owned subsidiary of PVNC. The advances are unsecured and interest free.

Mr. Sussich, a director and, through his ownership of CHA, the controlling stockholder of the Company also is the President and majority shareholder of PVNC.

F-23

Related party payables

Related Party	Note	As of September 30, 2022
Due to shareholder	(a)	$1,635

Cres Discretionary Trust No. 2	(b)	$570,358
Apple iSports Investment Group Pty	(c)	171,359
ABA Investment Group Pty Ltd	(d)	128,652
Total		$870,369

Loan payable - related parties		$862,185
Accured interest - related parties		$8,184
		$870,369

a)	During the year ended December 31, 2021, and nine months ended September 30, 2022, Mr. Sussich advanced $1,335, and $500, respectively to the Company. The advances were unsecured and interest free.

b)

On May 30, 2019, the Company entered into a loan agreement with Cres Discretionary Trust No.2 (the “Lender”). The Lender is 100% owned by Mr. Sussich. The loan is unsecured, has a 3% annualized interest rate and is payable on demand by the Lender. As of September 30, 2022, the Company had $570,358 outstanding on the loan, including accrued interest and recorded interest expense for the nine months ended September 30, 2022 of $4,877.

c)

On April 8, 2022, the Company’s whole owned subsidiary, AIS Australia entered into a loan agreement with Apple iSports Investment Group Pty Ltd (the “Subsidiary Lender”). The Subsidiary Lender is 100% owned by Mr. Sussich. The loan is unsecured, has a 3% annualized interest rate and is payable on demand by the Subsidiary Lender. As of September 30, 2022, the Company had $171,359 outstanding on the loan, including accrued interest and recorded interest expense for the nine months ended September 30, 2022 of $2,195.

d)

On April 8, 2022, the Company’s wholly-owned subsidiary, AIS Australia entered into a loan agreement with ABA Investment Group Ltd (the “Subsidiary Lender 2”). The Subsidiary Lender 2 is 100% owned by the Mr. Sussich. The loan is unsecured, has a 3% annualized interest rate and is payable on demand by the Subsidiary Lender 2. As of September 30, 2022, the Company had $128,652 outstanding on the loan, including accrued interest and recorded interest expense for the nine months ended September 30, 2022 of $1,791.

Note 5. Common Stock

As of September 30, 2022, the Company had issued and outstanding 200,000,000 shares of Common Stock. On October 1, 2022, CHA returned 5,000,000 shares to Treasury.

F-24

Note 6. Income Taxes

The Company utilized the asset and liability method of accounting for income taxes in accordance with FASB ASC 740-10. If it is more likely than not that some portion or all a deferred tax asset will not be realized, a valuation allowance is recognized.

a. United States (US)

The Company is subject to US tax laws at a tax rate of 21%. No provision for US federal income taxes has been made as the Company had no taxable income for the nine months ended September 30, 2022 and 2021. The Company is subject to the State of Delaware tax laws at a tax rate of 8.7%.

b. Australia (AU)

Apple iSports Pty Ltd, a wholly owned subsidiary of the Company, was incorporated in Australia in November 2021 and maybe subject to a corporate income tax on its activities conducted in Australia and income arising in or from Australia. No provision for income tax has been made as the subsidiary had no taxable income for the nine months ended September 30, 2022 and 2021. The applicable statutory tax rate is 25%.

As of January 1, 2022, the Company had no unrecognized tax benefits, and accordingly, the Company did not recognize interest or penalties during 2022 related to unrecognized tax benefits. There has been no change in unrecognized tax benefits during the nine months ended September 30, 2022, and there was no accrual for uncertain tax positions as of September 30, 2022.

There is no income tax benefit for the losses for the nine months ended September 30, 2022 and 2021, since management has determined that the realization of the net tax deferred asset is not assured and has created a valuation allowance for the entire amount of such benefits.

Note 7. Subsequent Events

•	On October 1, 2022, CHA canceled 5,000,000 shares of common stock.
•

On October 3, 2022, the Company filed a Form D with the Securities and Exchange Commission identifying its plan to raise up to $5,000,000 at a price per share of $1.00 (the “Private Placement’).  As of March 16, 2023, the Company raised $62,000 from two investors and issued 62,000 shares of common stock and 31,000 stock purchase warrants.

•	On September 21, 2022, the Company amended its Certificate of Incorporation to increase its authorized shares of common stock to 200,000,000 shares at $0.0001 par value per share.
•

On February 9, 2023, the Company filed with the State of Delaware an amendment to its Articles of Incorporation which effected a 20 for 1 forward stock split of its common stock. The stock split increased the common stock outstanding to 200,000,000. All share information has been retroactively adjusted in these consolidated financial statements.

F-25

Prevention Insurance.com

Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated financial information for the period ended September 30, 2022, and as of, the periods from January 1, 2021 to December 31, 2021 and from January 1, 2022 to September 30, 2022, are based upon the respective financial statements of Prevention Insurance.com (“Company”) and Apple iSports (“AiS”) with the assumption that the Company, completed a business combination under common control with AiS, involving an exchange of shares whereby the Company will issue shares to the shareholders of AiS in exchange of the issued and outstanding shares of the Company (“Exchange’).

The unaudited pro forma condensed consolidated Balance Sheet as of September 30, 2022, set forth below has been presented after giving effect to the Exchange as if it had occurred on January 1, 2021. The financial information included in the Condensed Consolidated Balance Sheet are derived from the unaudited financial statements of the Company and AiS.

The unaudited pro forma condensed consolidated income statement for the nine months ended September 30, 2022 have been derived from the unaudited financial statements of the Company and AiS. The unaudited pro forma condensed consolidated income statement for the year ended December 31, 2021 have been derived from the unaudited financial statements of the Company and the audited financial statements of AiS.

The unaudited pro forma financial information is based upon available information and assumptions that the Company believes are reasonable under the circumstances and were prepared to illustrate the estimated effects of the Exchange.

The unaudited pro forma financial information has been provided for informational purposes and should not be considered indicative of the financial conditions or results of operations that would have been achieved that the Exchange occurred as of the periods presented. In addition, the unaudited pro forma financial statement information does not purport to indicate balance sheet data or results of operations as of any future date or for any future period. The unaudited pro forma financial statement information, including the notes thereto, should be read in conjunction with the historical financial statements of the Company including in this Form 8-K and its Form10-K and Form 10-Qs filed with Securities and Exchange Commission.

F-26

Prevention Insurance.com

Pro Forma Condensed Consolidated Financial Statements

(unaudited)

Table of Contents	Page

Pro Forma Condensed Consolidated Balance Sheet (Unaudited)	F-28

Pro Forma Condensed Consolidated Income Statement (Unaudited)	F-29

Notes to the Condensed Consolidated Pro Forma Financial Statements (Unaudited)	F-31

F-27

Prevention Insurance.com

Pro Forma Condensed Consolidated Balance Sheet

As of September 30, 2022

	Historical
	Prevention Insurance.com (unaudited)	Apple iSports Inc (unaudited)	Adjustments		Pro Forma
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$7,048	$1,743	62,000	(a)	$70,791
Loan receivable - related party	-	59,433	(59,433	)(d)	-
Goods and service tax receivable	-	20,498			20,498
Prepaid expenses	-	12,555			12,555
TOTAL CURRENT ASSETS	7,048	94,228			103,844

Marketable security	100	-			100
TOTAL ASSETS	$7,148	$94,228			$103,944

LIABILIATIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$25,540	$118,281			143,821
Due to related party	150,802	1,835	(59,433	)(d)	93,204
Loan payable - related parties	-	862,185			862,185
Accrued interest - related parties	-	8,184			8,184
Accrued payroll	-	4,907			4,907
TOTAL LIABILITIES	$176,342	$995,392			$1,112,301

STOCKHOLDERS' DEFICIT

Common stock, $0.0001 par value	$764	$20,000	6	(b)	$20,270
			19,500	(c)
			(19,500	)(c)
			(500	)(a)
Additional paid-in capital	5,050,769	9,990	61,994	(b)	5,123,253
			500	(a)
Treasury stock, 1 share, at cost	(52,954)	-			(52,954)
Accumulated other comprehensive income	-	63,308			63,308
Accumulated deficit	(5,167,773)	(994,462)			(6,162,234)
Beginning retained deficit (hide)	(5,130,316)				(5,130,316)
Current year earnings (hide)	(37,456)				(37,456)
TOTAL STOCKHOLDERS' DEFICIT	(169,194)	(901,164)			(1,008,357)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$7,148	$94,228			$103,944

See accompanying notes to the condensed consolidated financial statements.

F-28

Prevention Insurance.com

Pro Forma Condensed Consolidated Income Statement

For the nine months ended September 30, 2022

	Historical
	Prevention Insurance.com (unaudited)	Apple iSports Inc (unadutied)	Adjustments		Pro Forma

Net revenues	$-	$-			$-

Operating expenses:
Marketing and sales	-	110,244			110,244
Foreign exchange gain	-	(13,188)			(13,188)
Rent	-	40,918			40,918
Salaries and wages	-	110,099			110,099
Bank service fees	362	115			477
Consulting fees	13,500	247,469			260,969
Professional fees	22,625	109,602			132,227
Travel, meals and entertainment	-	49,859			49,859
Regulatory fees	-	16,946			16,946
Dues and subscriptions	-	27,120			27,120
Office	969	9,886			10,855
Related party expenses - officers & directors compensation	-	217,630			217,630
Total operating expenses	37,456	926,700			964,156

Loss from operations	(37,456)	(926,700)			(964,156)

Other expenses
Interest expense	-	8,864			8,864
Total other expenses	-	8,864			8,864

Operating loss before income taxes	(37,456)	(935,564)			(973,021)

Provision for income taxes	-	-			-

Net loss	$(37,456)	$(935,564)			$(973,021)

Other Comprehensive Loss
Net loss	$(37,456)	$(935,564)			(973,021)
Foregin currency translation adjustment	-	61,317			61,317
Comprehensive Loss	$(37,456)	$(874,247)			$(911,704)

Net (loss) income per share - basic
Net loss per share - basic and diluted	$(0.00)				$(0.00)

Weighted number of shares outstanding -
Basic	7,642,211		195,062,000	(c)	202,704,211
Diluted common stock equivalents			31,000	(b)	31,000

See accompanying notes to the condensed consolidated financial statements.

F-29

Prevention Insurance.com

Pro Forma Condensed Consolidated Income Statement

For the year ended December 31, 2021

	Historical
	Prevention Insurance.com (unaudited)	Apple iSports Inc (audited)	Adjustments		Pro Forma

Net revenues	$-	$-			$-

Salaries and wages	-	13,830			13,830
Bank service fees	321	8			329
Consulting fees	2,000	36,067			38,067
Professional fees	38,918	4,508			43,426
Regulatory fees	-	156			156
Total operating expenses	41,239	57,951			99,190

Loss from operations	(41,239)	(57,951)			(99,190)

Other expenses
Interest expense	-	29			29
Total other expenses	-	29			29

Operating loss before income taxes	(41,239)	(57,980)			(99,219)

Provision for income taxes	-	-			-

Net loss	$(41,239)	$(57,980)			$(99,219)

Other Comprehensive Loss
Net loss	$(41,239)	$(57,980)			(99,219)
Foregin currency translation adjustment	-	1,991			1,991
Comprehensive Loss	$(41,239)	$(55,989)			$(97,228)

Net (loss) income per share - basic
Net loss per share - basic and diluted	$(0.01)				$(0.00)

Weighted number of shares outstanding -
Basic	7,642,211		195,062,000	(c)	202,704,211
Diluted common stock equivalents			31,000	(b)	31,000

See accompanying notes to the condensed consolidated financial statements.

F-30

NOTE 1 – DESCRIPTION OF TRANSACTION

Effective March 23, 2023 (the “Closing Date”), we closed a share exchange pursuant to a Stock Exchange Agreement (the “Stock Exchange Agreement”), with AiS and the shareholders of AiS. Pursuant to the Stock Exchange Agreement, we issued to the AiS shareholders 195,062,000 shares of our common stock, par value $0.001 per share in exchange for all the issued and outstanding capital stock (195,062,000 shares of common stock) of AiS (“Stock Exchange”). In addition, 31,000 AiS stock purchase warrants held by two AiS shareholders were cancelled and re-issued as Company stock purchase warrants.

NOTE 2 – BASIS OF PRESENTATION

For financial reporting purpose, the transaction is classified as a business combination under common control is a business combination in which all the combining entities or businesses are ultimately controlled by the same party or parties both before and after the business combination, and that control is not transitory.

NOTE 3 – ADJUSTMENTS

(a) On October 1, 2022, in preparation for the AIS’s capital raising efforts, the major shareholder of AIS canceled 5,000,000 shares of common stock. On October 3, 2022, AiS filed a Form D with the Securities and Exchange Commission identifying its plan to raise up to $5,000,000 at a price per share of $1.00 (the “Private Placement’).

(b) As of March 16, 2023, AiS raised $62,000 from two investors and issued 62,000 shares of common stock and 31,000 stock purchase warrants.

(c) Along with the Share Exchange, the Company issued a total of 195,062,000 shares of its common stock to AIS shareholders represented 100% of the issued and outstanding common stock of AiS. 195,000,000 shares related to shareholders prior to September 30, 2022, and 62,000 shares are from item (a) above.

(d) To eliminate intercompany amounts.

F-31

(b) Pro Forma Financial Information

Filed herewith is the unaudited pro forma condensed consolidated financial information of the Company and its subsidiaries for the periods ended September 31, 2022 and December 31, 2021.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
2.1(i)	Stock Exchange Agreement by and among the Company, Apple iSports, Inc. and the shareholders of Apple iSports, Inc.*
3.1(i)	Amended and Restated Articles of Incorporation (1)
3.1(ii)	Certificate of Amendment of Articles of Incorporation, filed with the State of Nevada on April 27, 2011 (2)
3.1(iii)	Certificate of Amendment of Articles of Incorporation filed with the State of Nevada on October 4, 2018(3)
3.1(iv)	Certificate of Amendment of Articles of Incorporation filed with the State of Nevada on May 5, 2022 (7)
3.1(v)	Certificate of Incorporation of Apple iSports, Inc. filed with the Delaware Secretary of State on May 29, 2019.*
3.1(vi)	Certificate of Amendment of Apple iSports, Inc. filed with the Delaware Secretary of State on May 29, 2019.*
3.1(vii)	Certificate of Registration of Apple iSports Australia Pty. Ltd filed Australian Securities and Investments Commission on November 21, 2021.*
3.2	Bylaws (1)
10.1	Demand Promissory Note issued to Paragon Capital LP on June 5, 2012 (4)
10.2	Form of Convertible Promissory Note issued to Paragon Capital (5)
10.3	Loan Conversion Agreement dated September 25, 2019 by and between the Company and Copper Hill Assets Inc. (6)
10.4	Letter Agreement by and between Joe Martinez and Apple iSports, Inc. dated August 22, 2022*
10.5	Contractor Agreement by and between WI John Galt Pty Ltd (Jeremy Samuel) and Apple iSports Australia Pty Ltd. dated December 1, 2021*
10.6	Engagement Letter by and between XB4 and Apple iSports Australia Pty Ltd. dated November 30, 2021*
10.7	Employment Agreement by and between Lee Saltzer and Apple iSports Australia Pty Ltd. dated December 6, 2021*
10.8	Services Agreement by and between Sports Radar AG and Apple iSports Australia Pty Ltd dated December 22, 2022 [Exhibit Contains Redacted Information]*
10.9	Software License Agreement by and between Scout Ltd. and Apple iSports, Inc. dated October 5, 2022 [Exhibit Contains Redacted Information]*
10.10	Racelab Product and Services Agreement by and between RACELAB Pty Ltd and Apple iSports Australia Pty Ltd dated December 22, 2022 [Exhibit Contains Redacted Information]*
10.11	Para-Mutual Services Agreement by and between Las Vegas Dissemination Inc. and Apple iSports, Inc. dated August 4, 2022 [Exhibit Contains Redacted Information]*
10.12	Letter Agreement by and between Sports Entertainment Network Pty Ltd and and Apple iSports Australia Pty Ltd dated March 20, 2023 [Exhibit Contains Redacted Information]*
10.13	Unbeaten Channel Agreement by and between DSI by Inverleigh Pty Ltd and Apple iSports Australia Pty Ltd dated March 24, 2023 [Exhibit Contains Redacted Information]*
21.1	Subsidiaries*

*	Filed herewith.

(1)	Filed as an exhibit to the Company’s registration statement on Form 10-SB, as filed with the Securities and Exchange Commission on July 31, 2002 and incorporated herein by this reference.
(2)	Filed as an exhibit to the Company’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on April 28, 2011 and incorporated herein by this reference.
(3)	Filed as an exhibit to the Company’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on October 10, 2018 and incorporated herein by this reference.
(4)	Filed as an exhibit to the Company’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission on July 27, 2012 and incorporated herein by this reference.
(5)	Filed as an exhibit to the Company’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission on October 23, 2015 and incorporated herein by reference
(6)	Filed as an exhibit to the Company’s Form 8-K, as filed with the Securities and Exchange Commission on September 30, 2019 and incorporated herein by reference
(7)	Filed as an exhibit to the Company’s Form 8-K, as filed with the Securities and Exchange Commission on May 6, 2022 and incorporated herein by reference

43

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)

Date: March 24, 2023	/s/ Jeremy Samuel
Jeremy Samuel
President

44